Investec Funds Semi Annual Report
June 30, 2001

                                                  Table of contents

PRESIDENT'S LETTER TO
SHAREHOLDERS                       1
FUND PROFILES AND SCHEDULES
OF INVESTMENTS
Asia New Economy Fund              3
Asia Small Cap Fund                9
China & Hong Kong Fund            15
internet.com-TM- Index Fund       20
Mainland China Fund               26
Wired-Registered Trademark-
Index Fund                        32
Wireless World Fund-TM-           38

COMBINED FINANCIAL
STATEMENTS
Statements of Assets and
Liabilities                       45
Statements of Operations          46
Statements of Changes in
Net Assets                        47

FINANCIAL HIGHLIGHTS              49

NOTES TO FINANCIAL
STATEMENTS                        56

INVESTEC FUNDS INFORMATION        61

INVESTEC FUNDS                    LETTER TO SHAREHOLDERS

Dear Investec Funds Shareholder,

In 1979, the meteorologist Edward Lorenz published a paper entitled
Predictability: Does the Flap of a Butterfly's Wings in Brazil set off a Tornado in Texas. His argument -- that small changes in the initial starting conditions of a non-linear mathematical model could cascade upwards through the model to create large differences in predictions -- subsequently known as the Butterfly Effect.

There were two implications of this "effect". The first, and most obvious, was that the further one looks into the future the less predictable it appears; it becomes chaotic. The second, and more intriguing, implication was that apparent randomness could nevertheless be described by mathematical equations: chaos is deterministic. Subsequent theoretical developments have focussed on this second aspect of chaos. In particular, it is clearly recognised that natural living systems exist only because they can damp down inner random fluctuations and adjust to external shocks.

Unfortunately non-linear forecasting still tends to concentrate on the early findings of chaos theory (predictability gives way to uncertainty) rather than on later findings (randomness obscures an underlying order). In economics, for example, last year's debate about whether the economics slowdown in the United States would terminate in a soft landing or a hard landing has transmuted into a debate about whether a hard landing will be a recession or a depression.

One solution to such indeterminacy is to look at history. If there is an underlying order in nature, then the rhythms of the past should find echoes in the present. History not only suggests that economic activity accelerates and decelerates on a periodic and non-random basis but it also suggests that implosions and explosions can (a) only happen at certain moments in an economic cycle and will (b) only happen if there is an appropriate exogenous shock. In the 1930's, a natural cyclical slowdown was made worse both by a contraction in the money supply and by an agricultural catastrophe brought on by a drought. In the 1970's a natural cyclical expansion was exacerbated both by a prolonged period of monetary expansion and the Vietnam War. Today the United States economy is undoubtedly experiencing a slowdown and is vulnerable to a supply -- side shock. However the Federal Reserve Board -- mindful of the 1930's -- is short-circuiting any endogenous tendency towards depression by reducing interest rates. Under the circumstances this reflation is unlikely (yet) to be inflationary.

It is therefore relevant that the markets continue to judge that the current U.S. economic slowdown is "normal". For example the Dow took 14 months to fall 22%, measuring from the January 2000 high to the March 2001 low. This actually looks inline with the more modest bear swings of the difficult 1966 -- 1982 period (see table). Of course further weakness is possible. But since the economic slowdown seems to the end phase of a natural 10-year cycle rather an end-of-era collapse a re-run of the 1973/74 looks unlikely. Also the Baa yield premium over Aaa bonds has been relatively stable suggesting that funds are still available for the corporate sector. Furthermore, the US dollar has been strong indicating that foreign capital is still attracted to investments in the United States.

As a corollary, therefore we can deduce when the markets may be indicating that the slowdown is becoming "abnormal" We believe that currently this is a simultaneous move in the markets such that the Dow falls below the March 2001 low of 9,100, the Baa corporate bond yield premium rises above the May 2000 high of 0.90 basis points and the US dollar falls below its January 2001 low of $0.9600 against the Euro. To achieve such a shift to an "abnormal" slowdown will, as in the past, require an exogenous shock. Whilst this cannot be ruled out, there is little currently on the horizon. In the meantime, the markets continue to judge that the U.S. slowdown is "normal".

                 DJIA BEAR MARKETS
                   (1966 - 1982)
----------------------------------------------------
DATES                          DURATION     DECLINE
-----                          ---------    --------
Feb 66 - Oct 66                 8 Months       25%
Dec 68 - May 70                17 months       36%
Jan 73 - Dec 74                23 months       45%
Sep 76 - Feb 78                 17 month       27%
Apr 81 - Aug 82                16 months       24%

                                                                 ---------------

INVESTEC FUNDS                    LETTER TO SHAREHOLDERS

I would acknowledge the significant contribution to this discussion by my colleague Tony Plummer.

We invite you to visit our website at www.investecfunds/us.com to get the latest fund updates and regional market news.

Thank you for the trust you have placed in us to assist you in meeting your investment needs.

Sincerely,

[SIG]
Royce Brennan
President

---------------

INVESTEC FUNDS                    ASIA NEW ECONOMY FUND

1. Performance

                                  6 MONTHS          12 MONTHS
                               --------------    ---------------
FUND                                   -9.31%            -39.01%

Benchmark Index:
MSCI AC Far East Free
ex Japan                               -6.96%            -31.99%

Over the period the Fund underperformed the general Asia ex-Japan benchmark index. Asian stockmarkets, led by the technology sector have continued to fall. The sharp drop in demand for technology, particularly from the US, has badly hurt Asia. The "new economy" technology and telecom sectors in Asia peaked at the end of 1Q2000. The Fund is concentrated on the technology and telecoms sectors, which have both fallen by around 50% during the last twelve months, by comparison the Fund has fallen by 39.01%.

During the first half of 2001 China and Korea produced the best returns (in US dollar terms). The Chinese economy is perceived as being relatively less reliant on the export sector and electronics production, as the domestic economy is large and retail sales are reported to be accelerating. However, as most of the Chinese companies operate in the old economy the Fund is not well represented in that market. Taiwan, a leading new economy stock market, performed relatively well during the first quarter but was the worst performing market during the second quarter as external demand slowed sharply. Hong Kong and Malaysia were also underperforming markets. The Fund benefited from being overweight in Korea and underweight in Malaysia, but was hurt by the overweight positions in Taiwan and Hong Kong.

2. Changes to Portfolio

Due to a large inflow at the end of June, the Fund had a large cash position at the end of the period which distorted the portfolio weights which have prevailed throughout the period. For most of the period the Fund was overweighted in Hong Kong, Taiwan and South Korea, market weighted China and underweighted in Singapore and Malaysia. We continue to have minimal weightings in the smaller South-East Asian markets (Thailand, Indonesia, Philippines).

3. Transactions

Due to high levels of inflow and outflow in the Fund during the first half of 2001, purchases were made to meet inflows and sales were as a result of outflows. Purchases were mainly either in the banking sector in Hong Kong and Korea or in the PC component sector. Within the electronics sector the PC companies appear to have the least problems with inventory levels and therefore we expect to see any recovery in end-demand quickly filtering through to the Asian component companies. The banking sector in Korea is very cheap, while Hong Kong was perceived to be relatively defensive as collateral values (property) are not expected to fall.

In early April DBS Group of Singapore announced an agreed take-over of Dao Heng Bank, one of the larger holdings in the fund. The position was sold and replaced with Wing Hang Bank, a similar well run, second-tier bank in Hong Kong. Although we are relatively bullish regarding the prospects for the PC component industry, the semiconductor companies that supply the telecoms equipment companies are expected to continue to struggle as their customers have too much inventory. Taiwan Semiconductor supplies the fabless semiconductor companies and therefore is vulnerable to a sustained downturn in the telecoms equipment industry.

4. Outlook & Strategy

Electronics is the largest component of Asian exports and therefore the slowdown in this sector has resulted in sharp falls in exports. As the Asian economies are very open and trade is a large component of GDP, this slowdown is having a dramatic impact on the Asian economies. Most countries in Asia will struggle to show any GDP growth this year.

                                                                 ---------------

INVESTEC FUNDS                    ASIA NEW ECONOMY FUND

During the last twelve months, end demand for electronics, particularly from the United States, has gone from growing rapidly to contracting. For the telecoms equipment companies, which had become used to exceptionally strong growth, the downturn has exceeded even their worst-case scenarios. They have therefore been caught with high levels of inventory at a time when sales are shrinking. Asian manufacturers that provide products to these companies are being hurt by lower orders and the short-term outlook for these companies continues to be poor. We do not expect any near-term recovery in orders from the telecoms equipment industry. Although the Fund does not have any holdings that focus on the telecoms equipment industry, we have reduced the exposure to the general semiconductor companies, as many of their customers do supply the industry.

We continue to believe that the PC industry is in a relatively healthy position, primarily as inventory levels are lower than in the telecoms equipment industry. PC demand usually accelerates during the second half of each year and, if this holds true during 2001, the PC component companies should do much better than their telecoms equipment counterparts. Meanwhile Asian suppliers can hope to continue to gain market share as the slow conditions should pressure most global electronics companies to look to source from the lowest cost suppliers. We have increased the weighting to this sector.

The telecoms sector was a relatively better performer during the quarter. The outlook in Asia is mixed. The less penetrated markets, particularly China, are benefiting from strong subscriber growth and this should continue, as penetration rates are very low. The more developed markets (Hong Kong, Singapore and Korea) need "3G" to be a success if they are to continue to grow rapidly. NTT DoCoMo of Japan was expected to launch a 3G service in May 2001, however, they announced a rescheduling of the launch to October just days before the system was due to become operable. While Asian licences are not settled, investors have become much less confident about the value of 3G. We have overweight positions in China Unicom and Cheung Kong (Hutchison's parent).

We also have an overweight position in the banking sector, concentrated on Hong Kong and South Korea. The latter has banks trading at around stated book value while the former has a relatively healthy banking system.

Our strategy is to run a more focussed portfolio list than the peer group and therefore we have a portfolio with a shorter list of names. We believe the portfolio is positioned to out perform in rising markets, particularly if the technology sector is outperforming. We have maintained our positions in this sector during the last twelve months and may even look to add to it. There are 34 holdings with the top 10 accounting for over 47% of the Fund. As at June 30, 2001, the equity portion of the portfolio had an average P/E multiple of 17.9x.

ROBERT CONLON
Hong Kong

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE. SHARE VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL INVESTMENT. THE FUND'S FIVE-YEAR AND AVERAGE ANNUAL TOTAL RETURNS SINCE INCEPTION (APRIL 29, 1996) THROUGH JUNE 30, 2001 WERE -12.35% AND -12.13%, RESPECTIVELY.

THE MSCI AC FAR EAST FREE EX JAPAN INDEX IS A MARKET CAPITALIZATION WEIGHTED INDEX OF OVER 450 STOCKS TRADED IN EIGHT ASIAN MARKETS, EXCLUDING JAPAN. THIS INDEX IS NOT AVAILABLE FOR INVESTMENT AND DOES NOT INCUR EXPENSES.

---------------

INVESTEC FUNDS                    ASIA NEW ECONOMY FUND

Fund Highlights

at June 30, 2001 (Unaudited)

Fund Managers: Robert Conlon; Agnes Chow

      # of Holdings in Portfolio:                               34
      Portfolio Turnover:                                       34.4%
      % of Stocks in Top 10:                                    47.5%

Top 10 Holdings (% of net assets)
      China Mobile (Hong Kong) Ltd.                              6.2%
      Shinhan Bank                                               6.0%
      Samsung Electronics GDR                                    5.8%
      Hutchison Whampoa                                          5.5%
      Cheung Kong                                                4.3%
      United Microelectronics Corp.                              4.2%
      Wing Hang Bank Ltd.                                        4.1%
      HSBC Holdings Plc                                          4.0%
      Hon Hai Precision Industry                                 3.8%
      Dah Sing Financial Holdings                                3.6%

Top 5 Sectors (% of net assets)
      Electronics                                               23.0%
      Banking                                                   17.3%
      Telecommunications                                        12.0%
      Diversified Operations                                     9.0%
      Real Estate                                                7.8%

Top 5 Countries (% of net assets)
      Hong Kong                                                 40.9%
      Taiwan                                                    20.1%
      South Korea                                               14.7%
      Singapore                                                  5.5%
      Thailand                                                   1.6%

                                                                 ---------------

INVESTEC FUNDS                    ASIA NEW ECONOMY FUND

Schedule of Investments by Country
at June 30, 2001 (Unaudited)

Shares                      Common Stocks: 83.3%                                             Value
-------------------------------------------------------------------------------------------------------------

                            HONG KONG: 40.9%
      20 000                Cheung Kong                                                      $       217 952
      60 000                China Mobile (Hong Kong) Ltd.*                                           316 927
      38 000                China Unicom Ltd.*                                                        66 257
      20 000                Citic Pacific Ltd.                                                        61 924
      36 000                Dah Sing Financial Holdings                                              186 002
      17 200                HSBC Holdings Plc                                                        203 426
      28 000                Hutchison Whampoa                                                        282 696
      70 000                Johnson Electric Holdings                                                 96 027
      32 000                Li & Fung Ltd.                                                            52 513
     373 142                Pacific Century CyberWorks Ltd.*                                         106 443
      20 000                Sun Hung Kai Properties Ltd.                                             180 131
      55 000                Wharf (Holdings) Ltd.                                                    114 937
      55 000                Wing Hang Bank Ltd.                                                      209 778
                                                                                             ---------------
                                                                                                   2 095 013
                                                                                             ---------------

                            MALAYSIA: 0.5%
      13 000                Unisem (M) Berhad                                                         26 000
                                                                                             ---------------

                            SINGAPORE: 5.5%
      17 890                DBS Group Holdings Ltd.                                                  131 443
       9 000                Singapore Press Holdings                                                  98 695
       8 120                United Overseas Bank                                                      51 201
                                                                                             ---------------
                                                                                                     281 339
                                                                                             ---------------

                            SOUTH KOREA: 14.7%
       3 907                Korea Telecom Corp. ADR                                                   82 086
       2 000                Samsung Electronics GDR                                                  295 271
      30 000                Shinhan Bank                                                             307 958
       4 000                SK Telecom Co.                                                            66 400
                                                                                             ---------------
                                                                                                     751 715
                                                                                             ---------------

                            TAIWAN: 20.1%
         937                Acer, Inc.                                                                 3 045
      13 000                Ambit Microsystems Corp.                                                  54 371
      20 400                Asustek Computer GDR                                                      86 210
      23 040                Compeq Manufacturing Co. Ltd.*                                            45 505
      24 000                Delta Electronic Industrial                                               59 251
      37 000                Hon Hai Precision Industry                                               194 511
      10 000                Realtek Semiconductor Corp.                                               45 309

---------------

INVESTEC FUNDS                        ASIA NEW ECONOMY FUND
Schedule of Investments by Country
at June 30, 2001 (Unaudited) -- (Continued)

Shares                      Common Stocks: 83.3%                                             Value
-------------------------------------------------------------------------------------------------------------
                            TAIWAN-CONTINUED
      76 380                Siliconware Precision GDR*                                       $        43 259
      77 280                Taiwan Semiconductor Manufacturing Co. Ltd.*                             143 651
     161 000                United Microelectronics Corp.*                                           213 700
      11 500                Via Technologies, Inc.*                                                   79 495
      71 500                Yageo Corp.                                                               61 262
                                                                                             ---------------
                                                                                                   1 029 569
                                                                                             ---------------

                            THAILAND: 1.6%
       8 000                Advanced Info Service (FB)                                                85 253
                                                                                             ---------------
TOTAL COMMON STOCKS
  (cost $5,762,419)                                                                                4 268 889
                                                                                             ---------------
TOTAL INVESTMENTS IN SECURITIES
  (cost $5,762,419+): 83.3%                                                                        4 268 889
Other Assets less Liabilities: 16.7%                                                                 853 303
                                                                                             ---------------
NET ASSETS: 100.0%                                                                           $     5 122 192
                                                                                             ---------------

        *  NON-INCOME PRODUCING SECURITY.
        +  AT JUNE 30, 2001, THE BASIS OF INVESTMENTS FOR FEDERAL
           INCOME TAX PURPOSES WAS THE SAME AS THEIR COST FOR FINANCIAL
           REPORTING PURPOSES. UNREALIZED APPRECIATION AND DEPRECIATION
           WERE AS FOLLOWS:



    Gross unrealized appreciation                                  $   197 677
    Gross unrealized depreciation                                   (1 691 207)
                                                                   -----------
    Net unrealized depreciation                                    $(1 493 530)
                                                                   -----------

ADR - AMERICAN DEPOSITARY RECEIPT.
GDR - GLOBAL DEPOSITARY RECEIPT.

See accompanying Notes to Financial Statements.

                                                                 ---------------

INVESTEC FUNDS                          ASIA NEW ECONOMY FUND
Schedule of Investments by Industry
at June 30, 2001 (Unaudited)

                                                                   % of
Industry                                                           Net Assets

------------------------------------------------------------------------------
Banking                                                                  17.3%
Computer Equipment                                                        4.3
Diversified Operations                                                    9.0
Electronics                                                              23.0
Holding Companies                                                         4.0
Internet Services                                                         2.1
Manufacturing                                                             0.9
Media                                                                     1.9
Real Estate                                                               7.8
Telecommunications                                                       12.0
Wholesale                                                                 1.0
                                                                   ----------
TOTAL INVESTMENTS IN SECURITIES                                          83.3
Other Assets less Liabilities                                            16.7
                                                                   ----------
NET ASSETS                                                              100.0%
                                                                   ----------

See accompanying Notes to Financial Statements.

---------------

INVESTEC FUNDS                    ASIA SMALL CAP FUND

1. Performance

                           6 MONTHS       12 MONTHS          24 MONTHS
                           --------    ---------------    ---------------
FUND                       +13.57%             -25.26%            -31.24%

Benchmark Indices:
HSBC Smaller Asia Cos       +9.63%             -22.52%            -41.20%
MSCI AC Far East Free
Ex Japan                    -6.96%             -31.99%            -36.15%

For the period ended June 30, 2001, the Fund rose by 13.57%. This compares with a gain of 9.63% in the HSBC Smaller Asia Companies Price Index and a decline of 6.96% in the MSCI AC Far East Free ex Japan Index. The Fund out-performed the MSCI Far East Ex-Japan index during the last six, twelve and twenty-four months ended June 30, 2001. Since the beginning of this year, we have seen sharp out-performance of smaller companies against their larger counterparts due to their cheaper valuations and higher dividend yields. This can mainly be attributed to the rally of the technology sector during the first quarter which has been followed by profit-taking during the second quarter. The Fund has about 40% exposure to the technology sector.

Despite the six interest rate cuts in the US during the first half of 2001, stock markets have struggled as they have been hit by profit warnings or downgrades, particularly from the technology sector. Although the region has recovered from the worst of the 1997-98 crisis, the highly open Asian economies are weakening rapidly. As exports to the US have been decelerating, most Asian economies (except China) recorded slower than expected GDP numbers for the first quarter. Hong Kong smaller companies in the portfolio have managed to weather the storm, as we have selected a group that are generally non-technology related or geared towards domestic demand in China, which still remains robust. The holdings in Taiwan outperformed the index as smaller companies in the technology sector performed strongly during the first quarter. Korea was an out-performer within the region and our domestic plays, such as Shinsegae Department Store and Cheil Communications have performed very well.

Although our picks in Singapore, Malaysia and Philippines have outperformed recently we have taken profits. We are still concerned about the sustainability of the Malaysian currency peg amid slower economic growth. In the Philippines, the sporadic acts of terrorism and kidnapping will continue to keep investors away from the market.

2. Changes to the Portfolio

The only significant changes in asset allocation was the reduction in Malaysia and increase in Korea and Taiwan.

3. Transactions

We also taken profits in the larger holdings including Texwinca, JCG, Shui On Construction, Esprit, Giordano, Wing Hang Bank and Nanjing Panda as we have tried to keep individual stock weightings to less than 5%. However, the weighting in Global Tech was increased and a new holding Global Bio Chemical was added, in an effort to increase our exposure to China. Global Bio-Chemical is a leading corn refiner in China with sufficient economies of scale to achieve high margins and returns on capital. In Hong Kong, Varitronix was also added due to its cheap valuation. In Taiwan, we increased our positions in Weltrend, Advantech and Zyxel on share price weakness during May due to a large inflow. However, Realtek was trimmed after its strong performance. In Korea, we used the sales proceeds of Shinsegae and Humax to add a new holding, Future System. It is a security solution provider that serves the domestic market. The Malaysian weighting has been cut as we continued to trim positions in Hong Leong Bank and Public Finance. Cosmo Bottling in the Philippines was also partially sold as San Miguel has made a bid for the company.

                                                                 ---------------

INVESTEC FUNDS                    ASIA SMALL CAP FUND

4. Outlook and Strategy

Throughout this year, global markets will continue to take their lead from the US. We expect to see the end of interest rate cuts in the US by the third quarter, which is broadly the consensus view. In the near term, we might still see more earnings downgrades especially across many of the technology sub-sectors. Currently, the market is unable to find any signs of recovery in technology demand, as order visibility across the majority of the technology food chain remains poor. The only bright spot within the region is China, where domestic demand still remains strong amid weakening exports. However, we remain confident that the continuous interest rate cuts will finally revive the global demand, which should lead to recovery of Asian exports and most of the Asian economies. Domestic demand will also improve in Hong Kong when consumer confidence returns with the bottoming of the US economy. Asia is now in much better shape to weather the downturn than it was during the Financial Crisis in 1997 and 1998. Since the crisis, a lot of the Asian companies have re-focused on core businesses and de-leveraged. In recent months, consolidations have occurred in several industries driven by low return of capital and/or changing industry dynamics. Examples include the banking industries in Hong Kong, Singapore and Taiwan and the airline industry in China. We also expect that the low interest rate environment and the relative lack of new capacity expansion in Asia will lead to a profitable recovery when the global cycle turns.

Although we think that the worst may now be over in terms of the severity of the downside to the Asian stock markets, it may still take a couple of months of volatility before markets are convinced that the global economy will recover next year. We believe this is an opportune time to take advantage of the uncertain markets by buying good quality smaller companies for their long term potential while valuations are still undemanding. During this quarter, we have continued to see the smaller companies outperform their larger counterparts. We believe that as the positive effect of rate cuts gradually filters through to the Asian economies, the rally in the smaller companies will be sustainable as retail investors are likely to participate in the stock markets when liquidity becomes abundant. We continue to be bullish about interest rate sensitive and consumption plays in the Hong Kong/China region, and electronic exporters in Taiwan, Korea and Singapore.

The estimated average P/E of the portfolio is 9.8x

AGNES CHOW
Hong Kong

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE. SHARE VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL INVESTMENT. THE FUND'S FIVE-YEAR AND AVERAGE ANNUAL TOTAL RETURNS SINCE INCEPTION (APRIL 29, 1996) THROUGH JUNE 30, 2001 WERE -14.60% AND -13.40%, RESPECTIVELY.

THE MSCI AC FAR EAST FREE EX JAPAN INDEX IS A MARKET CAPITALIZATION WEIGHTED INDEX OF OVER 450 STOCKS TRADED IN EIGHT ASIAN MARKETS, EXCLUDING JAPAN. HSBC SMALLER ASIA COMPANIES PRICE INDEX IS AN INDEX COMPRISING OF 700 COMPANIES COVERING HONG KONG, INDONESIA, KOREA, MALAYSIA, PHILIPPINES, SINGAPORE, TAIWAN AND THAILAND. THESE INDICES ARE NOT AVAILABLE FOR INVESTMENT AND DO NOT INCUR EXPENSES.

---------------

INVESTEC FUNDS                    ASIA SMALL CAP FUND

Fund Highlights

at June 30, 2001 (Unaudited)

Fund Managers: Robert Conlon; Agnes Chow

      # of Holdings in Portfolio:                               48
      Portfolio Turnover:                                       20.1%
      % of Stocks in Top 10:                                    32.4%

Top 10 Holdings (% of net assets)
      Texwinca Holdings Ltd.                                     3.9%
      Shinsegae Department Stores                                3.6%
      Kingboard Chemicals Holdings Ltd.                          3.6%
      Dah Sing Financial Holdings                                3.5%
      HKR International Ltd.                                     3.2%
      JCG Holdings Ltd.                                          3.2%
      Faraday Technology Group                                   2.9%
      Advantech Co. Ltd.                                         2.9%
      Stark Technology, Inc.                                     2.8%
      Cheil Communications, Inc.                                 2.8%

Top 5 Sectors (% of net assets)
      Electronics                                               17.0%
      Computers                                                 13.2%
      Retail                                                     8.5%
      Banking                                                    6.2%
      Real Estate                                                5.9%

Top 5 Countries (% of net assets)
      Hong Kong                                                 40.9%
      Taiwan                                                    23.9%
      South Korea                                               16.2%
      Singapore                                                  8.3%
      Malaysia                                                   4.0%

                                                                 ---------------

INVESTEC FUNDS                    ASIA SMALL CAP FUND

Schedule of Investments by Country
at June 30, 2001 (Unaudited)

Shares                      Common Stocks: 96.7%                                             Value
--------------------------------------------------------------------------------------------------------------

                            HONG KONG: 40.9%
   1 400 000                Chaoda Modern Agriculture (Holdings), Inc.*                      $        346 415
     510 000                China Pharmaceutical Enterprise*                                            2 877
     109 214                Dah Sing Financial Holdings                                               564 280
     400 840                Esprit Holdings Ltd.                                                      439 388
     672 000                Giordano International Ltd.                                               348 927
   1 100 000                Global Bio-chem Technology Group Co. Ltd.*                                225 644
     520 000                Global Tech (Holdings) Ltd.                                               363 338
   2 000 000                Glorious Sun Enterprises Ltd.                                             315 389
   1 342 400                HKR International Ltd.                                                    520 617
     850 000                JCG Holdings Ltd.                                                         506 737
     962 000                Kingboard Chemicals Holdings Ltd.*                                        573 507
   1 032 000                Nanjing Panda Electronics Co., Ltd.*                                      446 544
     454 000                QPL International Holdings Ltd.*                                          176 073
      90 800                QPL International Holdings Ltd. Wts*                                        7 217
   1 000 000                Quality Healthcare Asia Ltd.*                                              76 924
      54 000                Roadshow Holdings Ltd.                                                     17 654
     290 000                Shui On Construction                                                      386 672
   1 660 000                Texwinca Holdings Ltd.                                                    633 149
     560 000                Varitronix International Ltd.                                             358 979
      70 000                Wing Hang Bank Ltd.                                                       266 991
                                                                                             ----------------
                                                                                                    6 577 322
                                                                                             ----------------

                            MALAYSIA: 4.0%
     300 000                Gamuda Berhad                                                             306 316
     200 000                Hong Leong Bank                                                           172 632
      84 000                Unisem (M) Berhad                                                         168 000
                                                                                             ----------------
                                                                                                      646 948
                                                                                             ----------------

                            PHILIPPINES: 2.6%
   4 900 000                Cosmos Bottling Corp.                                                     411 254
                                                                                             ----------------

                            SINGAPORE: 8.3%
      71 800                Datacraft Asia Ltd.                                                       292 944
     540 000                First Captial Corp.                                                       435 245
     620 000                Flextech Holdings Ltd.                                                    263 461
      52 000                Venture Manufacturing                                                     344 994
                                                                                             ----------------
                                                                                                    1 336 644
                                                                                             ----------------

---------------

INVESTEC FUNDS                        ASIA SMALL CAP FUND
Schedule of Investments by Country
at June 30, 2001 (Unaudited) -- (Continued)

Shares                      Common Stocks: 96.7%                                             Value
--------------------------------------------------------------------------------------------------------------
                            SOUTH KOREA: 16.2%
       5 200                Cheil Communications, Inc.                                       $        451 826
      25 750                Daeduck Electrnoics Co., Ltd.                                             192 061
     107 505                Daou Technology, Inc.                                                     295 112
      28 000                Future Systems Inc.                                                       378 931
      11 000                Humax Co., Ltd.                                                           161 553
      77 800                Korea Circuit Co.*                                                        246 471
       8 044                Shinsegae Department Stores                                               581 419
      60 000                Telson Electronics Co., Ltd.                                              292 503
                                                                                             ----------------
                                                                                                    2 599 876
                                                                                             ----------------

                            TAIWAN: 23.9%
     138 000                Advantech Co. Ltd.                                                        466 947
      97 856                Ambit Microsystems Corp.                                                  409 274
      59 000                Faraday Technology Corp.*                                                 467 819
      89 572                Procomp Informatics Co., Ltd.*                                            176 907
     156 547                Prodisc International*                                                    254 621
      99 000                Realtek Semiconductor Corp.*                                              448 562
      69 520                Stark Technology, Inc.*                                                   452 294
     109 980                Systex Corp.*                                                             125 856
     239 800                Weltrend Semiconductor, Inc.*                                             400 479
     269 400                World Wiser Electronics, Inc..*                                           260 558
     260 194                Zyxel Communications Corp.*                                               381 638
                                                                                             ----------------
                                                                                                    3 844 955
                                                                                             ----------------

                            THAILAND: 0.8%
     600 000                United Broadcasting Corp.*                                                135 972
                                                                                             ----------------
TOTAL COMMON STOCKS
  (cost $19,482,130)                                                                               15 552 971
                                                                                             ----------------
TOTAL INVESTMENTS IN SECURITIES
  (cost $19,482,130+): 96.7%                                                                       15 552 971
Other Assets less Liabilities: 3.3%                                                                   532 227
                                                                                             ----------------
NET ASSETS: 100.0%                                                                           $     16 085 198
                                                                                             ----------------

        *  NON-INCOME PRODUCING SECURITY.
        +  AT JUNE 30, 2001, THE BASIS OF INVESTMENTS FOR FEDERAL
           INCOME TAX PURPOSES WAS THE SAME AS THEIR COST FOR FINANCIAL
           REPORTING PURPOSES. UNREALIZED APPRECIATION AND DEPRECIATION
           WERE AS FOLLOWS:


    Gross unrealized appreciation                                  $ 2 190 095
    Gross unrealized depreciation                                   (6 119 254)
                                                                   -----------
    Net unrealized depreciation                                    $(3 929 159)
                                                                   -----------

See accompanying Notes to Financial Statements.

                                                                 ---------------

INVESTEC FUNDS                          ASIA SMALL CAP FUND
Schedule of Investments by Industry
at June 30, 2001 (Unaudited)

                                                                   % of
Industry                                                           Net Assets

------------------------------------------------------------------------------
Advertising                                                               2.9%
Agricultural Operations                                                   2.1
Banking                                                                   6.2
Cable TV                                                                  0.9
Circuit Boards                                                            1.2
Computer Equipment                                                        4.2
Computers                                                                13.2
Construction                                                              4.3
Consumer Related                                                          5.9
Electronics                                                              17.0
Finance                                                                   3.1
Food & Beverage                                                           4.0
Manufacturing                                                             5.9
Medical Products                                                          0.5
Pharmaceuticals                                                           0.0
Real Estate                                                               5.9
Retail                                                                    8.5
Security                                                                  2.4
Technology                                                                1.6
Telecommunications                                                        5.9
Wireless Equipment                                                        1.0
                                                                   ----------
TOTAL INVESTMENTS IN SECURITIES                                          96.7
Other Assets less Liabilities                                             3.3
                                                                   ----------
NET ASSETS                                                              100.0%
                                                                   ----------

See accompanying Notes to Financial Statements.

---------------

INVESTEC FUNDS                    CHINA & HONG KONG FUND

1. Performance

                                  6 MONTHS           12 MONTHS
                               ---------------    ---------------
FUND                                   -11.75%            -16.19%

Benchmark Indices:
Hang Seng Index                        -13.60%            -19.27%

The Fund ended the period ahead of the benchmark although a poor month in June meant that we were unable to make up much of the ground lost during the first quarter of the year.

During the first half of 2001 interest rates fell 2.75%, which puts the Hong Kong Prime Lending Rate at 6.75% compared to 9.5% at the start of the year. However, the news that the US economy continues to deteriorate with a slow down in manufacturing is leading to expectations of weaker US consumer demand. Since US consumer demand is a major driver of Asian exports investor sentiment in Asia has remained bearish. The underlying economic fundamentals have remained unchanged. Hong Kong is still weighed down by deflation, and unemployment around 4.5%. Residential property prices have continued to be weak with developers offering incentives in order to clear inventory. The banks are still liquid in the absence of loan growth ensuring that interbank and deposit rates are low.

In the stock market, after a poor first quarter, April and the first half of May saw some strength, as investors initially welcomed the additional interest rate cuts and some signs that the new economy sector appeared to have stabilized. The smaller banks were boosted by the proposed takeover of Dao Heng Bank by DBS Group of Singapore, who offered a 60% premium to the market price. China related stocks also performed with interest boosted by stronger macro-economic data, increased activity in the Mainland stock markets and strong subscriber growth for both Chinese cellular telecom companies. China Unicom's addition to the Hang Seng Index from June 1, along with the MTR Corporation, also helped.

2. Portfolio Position

The Hang Seng Index benchmark constituents changed with effect from June 1, 2001 with the removal of First Pacific and Smartone Telecom, which had a combined weight of less than 0.5%, and the addition of China Unicom with a 4.1% weight and MTRC with a weight of 1.9%. Few changes were made to the asset allocation relative to the benchmark other than to increase the telecom weighting by adding to China Unicom, a reduction of the banks with the sale of Dao Heng following its takeover, and a reduction to the conglomerates with the sale of some Hutchison Whampoa.

The overall asset allocation of the portfolio still reflects our belief that a domestic recovery in Hong Kong will occur once sentiment improves. We remain overweight domestic banks, residential property developers and mass-market retail. We also have exposure to China through the cellular telecom companies and to the Chinese airline industry.

3. Transactions

There were volatile flows to and from the Fund during the period that necessitated some increased activity. The activity in the banking sector largely centered on Dao Heng Bank. This was the second largest relative position in the portfolio and following the takeover it stood at over 7%. The position was reduced and an addition was made to Wing Hang Bank and new stock, Hong Kong Exchange was included. The sales of these banks to meet outflows followed strong performance in that sector as a result of the takeover premium. Proceeds from Dao Heng were also put into the retail sector, the property sector and to increase China Unicom.

                                                                 ---------------

INVESTEC FUNDS                    CHINA & HONG KONG FUND

4. Outlook and Strategy

The fundamental outlook for Hong Kong has not changed over the past four quarters. The external environment will continue to drag on Hong Kong, both in terms of the trade throughput and in terms of portfolio flows and investor sentiment. However, Hong Kong's domestic economy remains as it has for some time -- liquid, not overly leveraged with depressed asset prices. When local sentiment changes we would expect to see a sharp recovery as spending power is released.

There have already been some signs that lower interest rates are starting to do their work in the residential property market. The last few weeks have seen a pick-up in transactions both in the primary and residential property markets. Developers are starting to make inroads toward clearing unsold inventory and they may well see a return of pricing power in the fourth quarter.

The final stage of interest rate deregulation took place at the beginning of July and this may also have a positive effect. Interest rates on deposits have fallen sharply, to 2% in most cases but for the larger banks it stands at 1.75%. This will provide further impetus for individuals to seek better returns for their money. For the larger banks it will allow them to concentrate more on liability management where before they have concentrated only on the asset side.

Overall, we remain positive on Hong Kong although we recognize that until some kind of certainty returns with respect to the world's largest economy, the stock market in Hong Kong is going to have difficulty making progress in the short term.

EDMUND HARRISS
Hong Kong

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE. SHARE VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL INVESTMENT. THE FUND'S FIVE-YEAR AND AVERAGE ANNUAL TOTAL RETURNS SINCE INCEPTION (JUNE 30, 1994) THROUGH JUNE 30, 2001 WERE 2.34% AND 4.66%, RESPECTIVELY.

THE HANG SENG INDEX IS A MARKET CAPITALIZATION WEIGHTED INDEX OF THE 33 LARGEST COMPANIES IN THE HONG KONG MARKET. THIS INDEX IS NOT AVAILABLE FOR INVESTMENT AND DOES NOT INCUR EXPENSES.

---------------

INVESTEC FUNDS                    CHINA & HONG KONG FUND

Fund Highlights

at June 30, 2001 (Unaudited)

Fund Managers: Edmund Harriss; Adrian Fu

      # of Holdings in Portfolio:                                 23
      Portfolio Turnover:                                        19.0%
      % of Stocks in Top 10:                                     67.6%

Top 10 Holdings (% of net assets)
      China Mobile (Hong Kong) Ltd.                              15.3%
      HSBC Holdings Plc                                           8.5%
      Cheung Kong                                                 7.4%
      Hutchison Whampoa                                           7.3%
      Sun Hung Kai Properties Ltd.                                6.7%
      China Unicom Ltd.                                           5.4%
      Henderson Land Development Co., Ltd.                        4.7%
      Wing Hang Bank Ltd.                                         4.4%
      Dah Sing Financial Holdings                                 4.3%
      Hang Seng Bank Ltd.                                         3.6%

Top 5 Sectors (% of net assets)
      Real Estate                                                18.8%
      Telecommunications                                         15.3%
      Commercial Banks                                           12.3%
      Holding Offices                                             9.2%
      Foreign Banks                                               8.5%

Top Country (% of net assets)
      Hong Kong                                                  94.2%

                                                                 ---------------

INVESTEC FUNDS                    CHINA & HONG KONG FUND

Schedule of Investments by Industry
at June 30, 2001 (Unaudited)

Shares                      Common Stocks: 94.2%                                            Value
--------------------------------------------------------------------------------------------------------------

                            AIRLINES: 1.3%
    4 258 000               China Southern Airlines Co., Ltd.*                              $       1 323 818
                                                                                            -----------------

                            CLOTHING STORES: 3.8%
    2 177 071               Esprit Holdings Ltd.                                                    2 386 435
    2 678 000               Giordano International Ltd.                                             1 390 518
                                                                                            -----------------
                                                                                                    3 776 953
                                                                                            -----------------

                            COMMERCIAL BANKS: 12.3%
      826 250               Dah Sing Financial Holdings                                             4 269 013
      351 000               Hang Seng Bank Ltd.                                                     3 600 046
    1 137 000               Wing Hang Bank Ltd.                                                     4 336 690
                                                                                            -----------------
                                                                                                   12 205 749
                                                                                            -----------------

                            COMMUNICATION SERVICES: 5.4%
    3 084 000               China Unicom Ltd.*                                                      5 377 300
                                                                                            -----------------

                            COMPUTERS: 1.6%
    2 874 000               Legend Holdings Ltd.                                                    1 612 040
                                                                                            -----------------

                            ELECTRICAL INDUSTRIAL APPARATUS: 3.3%
    2 424 000               Johnson Electric Holdings                                               3 325 273
                                                                                            -----------------

                            FINANCIAL SERVICES: 2.0%
    1 132 000               Hong Kong Exchanges & Clearing Ltd.                                     2 017 308
                                                                                            -----------------

                            FOREIGN BANKS: 8.5%
      716 910               HSBC Holdings Plc                                                       8 478 948
                                                                                            -----------------

                            GAS PRODUCTION & DISTRIBUTION: 1.7%
    1 313 024               Hong Kong & China Gas                                                   1 649 718
                                                                                            -----------------

                            HOLDING OFFICES: 9.2%
      601 000               Citic Pacific Ltd.                                                      1 860 812
      723 000               Hutchison Whampoa                                                       7 299 613
                                                                                            -----------------
                                                                                                    9 160 425
                                                                                            -----------------

---------------

INVESTEC FUNDS                        CHINA & HONG KONG FUND
Schedule of Investments by Industry
at June 30, 2001 (Unaudited) -- (Continued)

Shares                      Common Stocks: 94.2%                                            Value
--------------------------------------------------------------------------------------------------------------
                            INTERNET SERVICES: 2.4%
    8 513 440               Pacific Century CyberWorks Ltd.*                                $       2 428 545
                                                                                            -----------------

                            RADIO & TV BROADCASTING: 1.2%
      283 000               Television Broadcasts Ltd.                                              1 190 067
                                                                                            -----------------

                            REAL ESTATE: 18.8%
      672 000               Cheung Kong                                                             7 323 171
    1 061 000               Henderson Land Development Co. Ltd.                                     4 706 548
      739 000               Sun Hung Kai Properties Ltd.                                            6 655 823
                                                                                            -----------------
                                                                                                   18 685 542
                                                                                            -----------------

                            REAL ESTATE OPERATORS & LESSORS: 6.3%
      520 000               Swire Pacific Ltd. - Class A                                            2 693 368
    1 719 000               Wharf Holdings Ltd.                                                     3 592 315
                                                                                            -----------------
                                                                                                    6 285 683
                                                                                            -----------------

                            TELECOMMUNICATIONS: 15.3%
      894 000               China Mobile (Hong Kong) Ltd.*                                         15 286 452
                                                                                            -----------------

                            WHOLESALE: 1.1%
      672 000               Li & Fung Ltd.                                                          1 102 783
                                                                                            -----------------
TOTAL COMMON STOCKS
  (cost $83,159,156)                                                                               93 906 604
                                                                                            -----------------
TOTAL INVESTMENTS IN SECURITIES
  (cost $83,159,156+): 94.2%                                                                       93 906 604
Other Assets less Liabilities: 5.8%                                                                 5 789 012
                                                                                            -----------------
NET ASSETS: 100.0%                                                                          $      99 695 616
                                                                                            -----------------

        *  NON-INCOME PRODUCING SECURITY.
        +  AT JUNE 30, 2001, THE BASIS OF INVESTMENTS FOR FEDERAL
           INCOME TAX PURPOSES WAS THE SAME AS THEIR COST FOR FINANCIAL
           REPORTING PURPOSES. UNREALIZED APPRECIATION AND DEPRECIATION
           WERE AS FOLLOWS:



    Gross unrealized appreciation                                  $19 325 846
    Gross unrealized depreciation                                   (8 578 398)
                                                                   -----------
    Net unrealized appreciation                                    $10 747 448
                                                                   -----------

See accompanying Notes to Financial Statements.

                                                                 ---------------

INVESTEC FUNDS                    INTERNET.COM-TM- INDEX FUND

Backdrop

In a tough six months for Internet industry companies, the internet.com-TM-Stock Index (ISDEX) was down about 32 percent over the past 6 months. This performance came despite the downward trend in interest rates which continued over the entire reporting period as the Federal Open Market Committee ("FOMC") aggressively reduced rates by 2.75% in total. Whereas larger technology companies like Cisco had outperformed their smaller counterparts on a relative basis, even these larger companies began to report that they were facing weaker demand for their products and services. This soured sentiment toward technology stocks, and even more so towards Internet companies.

    The new year began with strong rallies in the share prices of many of the ISDEX constituents, albeit off low bases. However, technology bellwether, Cisco, reported disappointing earnings in early February. The company, which had met or exceeded expectations quarter after quarter for over six years, echoed a common theme of late by indicating that it expected a tough trading environment at least through the end of the third quarter. During the first 3 months of the reporting period, the share lost over half of its value, and in fact remained down about 52 percent over the full 6 month period. On an operational level, leading European Internet communications company, Tiscali, selected Cisco as its platform of choice for further roll-outs of its dial-up access in Italy. The deployment will use Cisco's AS5800 remote access servers and SC2200 signalling controllers. Additionally, Tiscali is to double its Italian backbone also built on Cisco product. Together, these developments are intended to migrate Tiscali's existing network to an Internet Protocol one, to provide enhanced quality and speed to its customers. A network based on an IP implementation will allow Tiscali to converge voice and data over IP, reducing expensive architecture redundancy. The announcement was made in late May after the initial raft of bad news for the company.

    Another bellwether, Yahoo!, came under pressure in early March as Goldman Sachs reduced their rating on the Internet portal. The company announced that it expected to report very poor results in the face of weak advertising sales. Revising its earnings outlook, the company said it expected to break even in 2001 from being strongly profitable. Moreover, Tim Koogle would step down as chief executive, but would remain with the company as chairman.

    In the wake of the Yahoo! announcement, a Merrill Lynch analyst cut his forecast of web advertising spending by corporates. In contrast to a previous view of flat revenues this year, they changed stance to suggest that advertising revenues would be 15 to 30 percent lower. By the end of March, shares in Yahoo! were trading nearly 48 percent lower than the beginning of the reporting period. As part of it's strategy, Yahoo! announced later in the period that it would join enterprise resource planning software company, SAP in a venture to capture the corporate enterprise portal space. The portals will roll supply chain management, procurement, customer relationship management and personalized Yahoo! content into one. However, the product will support software from a range of vendors including i2 Technologies, Siebel Systems, Oracle and PeopleSoft in addition to SAP itself. This would help to diversify Yahoo!'s revenue base further away from advertising. Yahoo! is already involved in this space with its Corporate Yahoo! offering, however, the tie-up with SAP was expected to improve credibility amongst corporate customers. Over the reporting period, Yahoo!'s stock price performance was in line with the ISDEX at about
    33 percent down.

    Shares in AOL Time Warner managed to hold up fairly well in the wake of the Yahoo! profit warning. AOL Time Warner had been borne out of the eventual merger of AOL and media giant, Time Warner in January. The company released a statement in which it claimed that some Internet media companies were reasonably insulated to a downturn in advertising spend. Co-chief operating officer, Bob Pittman said that AOL Time Warner had a diversified revenue base which would enable it to weather the current storm, and that it had struck up strategic marketing pacts to give its products greater distribution reach.

    Cisco announced the introduction of three router products with OC-192 capability. Analysts noted that with the formal introduction of these products, Cisco was finally catching up with product to challenge the intelligent routing capabilities of some of Juniper's well-received routers such as the M160. In a related story, communications software provider, Openwave, formed an alliance with Cisco to build a system that would effectively make networks more

---------------

INVESTEC FUNDS                    INTERNET.COM-TM- INDEX FUND

    intelligent, permitting consumers to check voicemail, fax and electronic mail through a unified messaging system, by simply upgrading software on existing Cisco equipment. On the plus side for Juniper was that it appeared that service providers who had tried both Cisco and Juniper at the OC-48 level, preferred Juniper products.

    A report released at the beginning of March by a British telecommunications research consultancy suggested that the global market for Internet Protocol carrier services is expected to rise to twenty times its current size over the next five years. This is despite price drops of as much as 70 percent in some cases during the past calendar year. This was expected to bode well for companies across the Internet industry, including carriers such as Asia Global Crossing, infrastructure developers such as Cisco and Juniper, and platform developers such as Openwave. Asia Global Crossing announced a narrower than expected loss. The relatively good performance came from stronger sales of capacity, and a better ability to get existing customers to migrate their Pacific rim capacity commitments increasingly to Asia Global Crossing.

    During one week in the middle of April, about 200 of the S&P500 companies reported earnings including several technology names. Internet companies reporting included AOL Time Warner which reported earnings in excess of the market's expectations. Salient features within the results included good performance from filmed entertainment and networks divisions, and less spirited performance from AOL and the music division. eBay reported during the same week. The company released results which showed the passage of yet another strong quarter, reflecting a rise in earnings of 15 percent from the previous quarter, with some analysts even suggesting that the economic slowdown may have aided the company as consumers sought to source goods and services more cheaply through eBay's auction systems. With a rise of over 100 percent over the reporting period, the stock has easily outperformed the ISDEX.

    eBay was included along with a number of other ISDEX constituents in a list of the top 50 web and digital media property ratings for February 2001. The report published by Jupiter Media Metrix, also noted that there was an increase in the total number of minutes spent online of 51 percent year-on-year. Growth in online minutes was most impressive for home users as compared to people who accessed the Internet from work. In addition to eBay, other index constituents to make the list included AOL Time Warner, Yahoo!, Terra Networks through its Lycos unit, a unit of InfoSpace, CNET Networks, Amazon.com, EarthLink, GoTo.com and Ticketmaster Online. Of interest, Amazon.com was rated the top e-commerce site.

    As the outlook for technology companies wilted with a slowing economy, many people had expected companies like Excite@Home to come under pressure. In contrast, fresh data showed that the deployment rate during the first quarter of this year had not been impacted either by seasonality nor a weaker economic environment. Demand had remained bouyant for Internet services as distribution efforts had paid off. Back in October 2000, Excite@Home entered into a strategic alliance with hardware specialist, RadioShack and a few cable partners under which RadioShack would sell Excite@Home plug-and-play modems as well as a self-installation kit for Internet access via high speed cable. Part of the success of the distribution effort was attributed by analysts to the evolving view that household Internet access is as essential as having a home telephone, and also to the price competitiveness of cable offerings versus dial-up service.

    VeriSign received some welcome certainty in mid-May as the US Department of Commerce approved an agreement between the Internet Corporation for Assigned Names and Numbers (ICANN), and the company, for VeriSign to continue maintaining the profitable dot-com domain registry. The approval ended a month of a closely watched process. Some analysts viewed the outcome as positive, as it cleared up uncertainty about the domain registration portion of the business, and allowed resources to be dedicated on growing the e-security portion of the company.

    In late May, Sycamore Networks complemented the two industry giants Cisco and Juniper, by scoring a major victory with the successful completion of an implementation for wireless giant, Vodafone, in the United Kingdom. Sycamore supplied intelligent optical switching and transport platforms for Vodafone as the wireless company sought to gear itself up to provide dynamic third-generation wireless services. Over the reporting period, the stock price suffered a 75 percent decline.

                                                                 ---------------

INVESTEC FUNDS                    INTERNET.COM-TM- INDEX FUND

    In mid-June and weeks after announcing a deal to bundle AOL Internet software with the upcoming XP operating system from Microsoft, Microsoft announced the failure of talks. Microsoft alleged that resolution could not be achieved on a number of points including AOL making its popular instant messaging service compatible with Microsoft's. AOL on the other hand, said that the sticking point was digital media, and that Microsoft's proposals would effectively undermine RealNetworks, an AOL partner and fellow ISDEX constituent. AOL software had been bundled on previous iterations of Microsoft's Windows operating system, however, that distribution arrangement expired in January this year. The two companies had tried to hammer out a fresh agreement in time for AOL software to be incorporated into XP, which is slated for release in October. Microsoft also suggested that there was not agreement on a legal release for the duration of the contract, a point which some commentators believed was a move to prevent Netscape -- now a subsidiary of AOL -- from continuing to side with the US government in the anti-trust case against Microsoft. Over the reporting period, shares in AOL Time Warner increased about 53 percent in value.

Portfolio Positioning

We employed the full replication method in tracking the internet.com-TM- Stock Index (ISDEX) for the period under review. As a result, all 50 constituent stocks were bought in their respective index weightings. From time to time, certain stocks were over or under weighted as smaller cashflows were invested. We ended the year with a tracking error of 1.93 percent, as measured by the annualized standard deviation of the monthly differences between the total index return and the Fund since inception.

The ISDEX is reviewed quarterly by the steering committee to ensure that the list comprises the most comprehensive representation of the Internet industry. In so doing, there were several changes made throughout the period. The following stocks were deleted during the period: 24/7 Media, Aether Systems, Allaire, eToys, marchFIRST, priceline.com, PSINet, SportsLine.com, StarMedia Network, WebMD and VerticalNet were all deleted. They were replaced in the index by Art Technology Group, Asia Global Crossing, Hotel Reservations Network, Multex.com, Palm, Red Hat, Sapient, Commerce One, Research in Motion, Netegrity and Ulticom. (Ariba made a reappearance towards the end of the period after earlier concerns about its continued viability seemed to subside).

Outlook and Strategy

Sentiment towards most of the companies in the internet.com-TM- Index Fund has become extremely negative over the last 6 months. The weakness in the US economy and its effect on the global economy coupled with the collapse of the Nasdaq and the resultant reversal of the technology boom has led to an abrupt slowdown across the global economy. The Internet sector has been hit the hardest. This has resulted in excess capacity and rising levels of inventory. The economic recovery has been pushed out to at least the 2nd half of 2001. To the extent that analysts do not need to lower the consensus earnings for 2002, the Internet.com Index is expected to recover off its current lows.

DOUG BLATCH
Cape Town

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE. SHARE VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL INVESTMENT. THE FUND'S ONE-YEAR AND AVERAGE ANNUAL TOTAL RETURNS SINCE INCEPTION (JULY 30, 1999) THROUGH JUNE 30, 2001 WERE -68.13% AND -30.26%, RESPECTIVELY.

INTERNET.COM IS A TRADEMARK, "ISDEX" IS A REGISTERED TRADEMARK, AND ISDEX AND INTERNET.COM ARE SERVICE MARKS OF INTERNET.COM CORPORATION (NASDAQ: INTM), AND ARE USED SOLELY WITH THE EXPRESS PERMISSION OF INTERNET.COM. INTERNET.COM MAKES NO WARRANTY, EXPRESS OR IMPLIED, INCLUDING WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR OTHERWISE, TO ANY PERSON OR ENTITY AS TO THE RESULTS TO BE OBTAINED FROM, THE PERFORMANCE OF OR ANY DATA INCLUDED IN, OR ANY OTHER MATTERS CONCERNING THE ISDEX INDEX OR THE TRADEMARKS OR SERVICE MARKS DESCRIBED ABOVE. UNDER THE LICENSE AGREEMENT, INTERNET.COM IS PARTIALLY COMPENSATED FOR ITS LICENSE TO INVESTEC ASSET MANAGEMENT AND THE FUND OF THE SERVICE MARK AND TRADEMARKS DESCRIBED ABOVE BASED ON THE TOTAL ASSETS INVESTED IN THE FUND.

---------------

INVESTEC FUNDS                    INTERNET.COM-TM- INDEX FUND

Fund Highlights

at June 30, 2001 (Unaudited)

Fund Manager: Doug Blatch

      # of Holdings in Portfolio:                               50
      Portfolio Turnover:                                       76.5%
      % of Stocks in Top 10:                                    42.0%

Top 10 Holdings (% of net assets)
      eBay, Inc.                                                 5.5%
      Openwave Systems, Inc.                                     5.1%
      VeriSign, Inc.                                             5.0%
      Broadcom Corp.                                             4.2%
      Amazon.com, Inc.                                           4.0%
      i2 Technologies, Inc.                                      4.0%
      AOL Time Warner, Inc.                                      3.8%
      Yahoo!, Inc.                                               3.6%
      HomeStore.com, Inc.                                        3.5%
      Cisco Systems, Inc.                                        3.3%

Top 5 Sectors (% of net assets)
      Internet Software                                         26.9%
      E-tailers and E-commerce                                  19.4%
      Internet Content                                          19.2%
      Internet Security                                         11.8%
      Internet Enablers                                         11.6%

Top Countries (% of net assets)
      United States                                             89.3%
      Bermuda                                                    3.1%
      Israel                                                     3.1%
      Spain                                                      2.4%
      Canada                                                     2.2%

                                                                 ---------------

INVESTEC FUNDS                    INTERNET.COM-TM- INDEX FUND

Schedule of Investments by Industry
at June 30, 2001 (Unaudited)

Shares                      Common Stocks: 100.1%                                            Value
--------------------------------------------------------------------------------------------------------------

                            CONSULTING SERVICES: 1.4%
       10 440               Sapient Corp.*                                                   $        101 790
        3 940               Wireless Facilities, Inc.*                                                 25 610
                                                                                             ----------------
                                                                                                      127 400
                                                                                             ----------------

                            E-TAILERS & E-COMMERCE: 19.4%
       25 630               Amazon.com, Inc.*                                                         362 664
       16 310               Ameritrade Holding Corp. - Class A*                                       129 828
       17 150               Commerce One, Inc.*                                                       100 156
       27 140               E*trade Group, Inc.*                                                      175 053
        7 280               eBay, Inc.*                                                               498 607
        4 590               GOTO.com, Inc.*                                                            89 275
        4 860               Hotel Reservations Network, Inc. - Class A                                226 136
       12 110               Ticketmaster Online - CitySearch, Inc.*                                   179 228
                                                                                             ----------------
                                                                                                    1 760 947
                                                                                             ----------------

                            INTERNET CONTENT: 19.2%
       29 570               CMGI, Inc.*                                                                88 710
       11 780               CNET, Inc.*                                                               153 140
       11 290               Doubleclick, Inc.*                                                        157 608
        9 220               HomeStore.com, Inc.*                                                      322 331
       18 170               i2 Technologies, Inc.*                                                    359 766
       28 230               InfoSpace, Inc.*                                                          108 403
       11 140               Inktomi Corp.*                                                            106 833
        2 880               Multex.com, Inc.                                                           46 800
        5 080               S1 Corp.*                                                                  71 120
       16 540               Yahoo!, Inc.*                                                             330 635
                                                                                             ----------------
                                                                                                    1 745 346
                                                                                             ----------------

                            INTERNET ENABLERS: 11.6%
       21 650               Ariba, Inc.*                                                              119 075
        9 010               Broadcom Corp.*                                                           385 268
       16 480               Cisco Systems, Inc.*                                                      299 936
        6 950               Juniper Networks, Inc.*                                                   216 145
        5 320               net2Phone, Inc.*                                                           31 920
                                                                                             ----------------
                                                                                                    1 052 344
                                                                                             ----------------

                            INTERNET SEARCH/PORTALS: 2.4%
       28 240               Terra Networks S.A. ADR*                                                  214 906
                                                                                             ----------------

                            INTERNET SECURITY: 11.8%
        5 480               Check Point Software Technology*                                          277 124
        3 710               Internet Security Systems, Inc.*                                          180 158
       13 760               RealNetworks, Inc.*                                                       161 680
        7 490               VeriSign, Inc.*                                                           449 475
                                                                                             ----------------
                                                                                                    1 068 437
                                                                                             ----------------

---------------

INVESTEC FUNDS                        INTERNET.COM-TM- INDEX FUND
Schedule of Investments by Industry
at June 30, 2001 (Unaudited) -- (Continued)

Shares                      Common Stocks: 100.1%                                            Value
--------------------------------------------------------------------------------------------------------------
                            INTERNET SOFTWARE: 26.9%
        6 500               AOL Time Warner, Inc.*                                           $        344 500
        5 870               Art Technology Group, Inc.*                                                34 046
       35 370               At Home Corp.*                                                             75 691
       23 170               BroadVision, Inc.*                                                        115 850
       11 340               EarthLink, Inc.*                                                          159 894
       24 240               Exodus Communications, Inc.*                                               49 934
        9 300               Liberate Technologies, Inc.*                                              101 835
        2 680               Netegrity, Inc.                                                            80 400
       13 290               Openwave Systems, Inc.*                                                   461 163
       14 990               Portal Software, Inc.*                                                     61 909
       14 450               Red Hat, Inc.                                                              57 800
        5 060               RSA Security, Inc.*                                                       156 607
        6 800               Scient Corp.*                                                               6 324
       23 420               Sycamore Networks, Inc.*                                                  218 274
       16 930               TIBCO Software, Inc.*                                                     216 196
        3 500               Ulticom, Inc.                                                             118 300
       21 050               Vignette Corp.*                                                           186 714
                                                                                             ----------------
                                                                                                    2 445 437
                                                                                             ----------------

                            ISPS / ACCESS PROVIDERS: 3.1%
       47 710               Asia Global Crossing Ltd.                                                 283 874
                                                                                             ----------------

                            WIRELESS COMMUNICATION EQUIPMENT: 4.2%
       30 840               Palm, Inc.*                                                               187 199
        6 110               Research In Motion Ltd.*                                                  197 048
                                                                                             ----------------
                                                                                                      384 247
                                                                                             ----------------
TOTAL COMMON STOCKS
  (cost $15,180,042)                                                                                9 082 938
                                                                                             ----------------
TOTAL INVESTMENTS IN SECURITIES
  (cost $15,180,042+): 100.1%                                                                       9 082 938
Liabilities in excess of Other Assets: (0.1)%                                                          (6 739)
                                                                                             ----------------
NET ASSETS: 100.0%                                                                           $      9 076 199
                                                                                             ----------------

        *  NON-INCOME PRODUCING SECURITY.
        +  AT JUNE 30, 2001, THE BASIS OF INVESTMENTS FOR FEDERAL
           INCOME TAX PURPOSE WAS THE SAME AS THEIR COST FOR FINANCIAL
           REPORTING PURPOSES. UNREALIZED APPRECIATION AND DEPRECIATION
           WERE AS FOLLOWS:



    Gross unrealized appreciation                                  $   797 305
    Gross unrealized depreciation                                   (6 894 408)
                                                                   -----------
    Net unrealized depreciation                                    $(6 097 103)
                                                                   -----------

ADR - AMERICAN DEPOSITARY RECEIPT.

See accompanying Notes to Financial Statements.

                                                                 ---------------

INVESTEC FUNDS                    MAINLAND CHINA FUND

1. Performance

                               6 MONTHS     12 MONTHS
                               ---------    ---------
FUND                            +10.24%      -10.71%

Benchmark Indices:
MSCI China Free Index            +0.88%      -30.80%
Hang Seng China Affiliated
Corps. Index (Red Chips)        +11.87%       -0.32%
Hang Seng China Enterprises
Index (H Shares)                +42.26%      +21.35%
Shanghai "B" Share Index       +142.71%     +288.00%
Shenzhen "B" Share Index       +168.25%     +221.90%

The first half of 2001 has seen some momentous developments in China's stock markets, resulting in strongly rising prices. Domestic residents with foreign bank accounts were allowed, for the first time, to invest in "B" shares, which previously had been reserved exclusively for foreign investors. As a result the "B" share market rose very sharply. The second quarter began on a bullish note as the rally in "B" shares continued. The focus of attention quickly switched to "H" shares which rallied sharply as liquidity was attracted by the discounted valuations of "H" shares relative to "B" shares. There was also speculation that the Chinese government would allow mainland investors to trade in Chinese companies listed in Hong Kong. Under a possible crackdown on illegal cross-border trading, Chinese shares corrected in early June. However, by the end of the month sentiment was helped by the settlement of the US spy plan incident and the WTO breakthrough.

China Mobile was a significant contributor to the performance of the MSCI China Free index. The stock increased by 20% during the second quarter as strong first quarter wireless subscriber growth numbers, and reports that no more second-generation mobile licenses will be issued, helped offset previous concerns about falling tariffs. Gains were made through the timely selling of Hutchison and Cheung Kong, and the purchases of China Resources and Zhenhai Refining.

2. Changes to Portfolio

During the period, we increased the weighting in "H" shares and Red Chips by selling the China Plays. We believe that "H" shares and Red Chips are more geared towards Mainland liquidity than China Plays. We increased the weighting in commodity and energy companies as they are expected to post strong interim results. The earnings outlook for quality oil/petrochemical companies has improved, due to higher than expected crude oil prices and the turnaround in refining margins as a result of the new pricing formula for refined product. The mining and steel companies have also seen strong volume demand due to the strong industrial production and fixed asset investment growth. The energy sector should continue to benefit from solid electricity consumption growth and acquisition potential due to the de-regulation in the power sector. The weighting in the communication services sector has been increased due to the strong share price performance of China Unicom. With the risk of continued weak exports, we have reduced the exports oriented port operators in the transport sector.

---------------

INVESTEC FUNDS                    MAINLAND CHINA FUND

3. Transactions

Within the oil/petrochemical sector, we purchased CNOOC due to higher than expected crude oil prices and strong potential production growth. We also purchased Sinopec Zhenhai Refining as we expect strong interim results due to a turnaround in refining margins. In the mining sector, we purchased Yanzhou Coal as seaborne coal prices have rebounded and there is strong domestic demand from power plants and steel mills. In the steel sector, we have purchased Angang New Steel. We believe that this company is trading at attractive valuation levels and that there is strong demand from fixed asset investment growth. Within the energy sector, we have purchased Beijing Datang Power as a result of strong power demand growth and long term growth prospects from acquisitions.

While we are still positive about the investment opportunities in the domestic oriented auto manufacturers, we have sold down the weighting in Denway Motors after a strong rally. The proceeds were re-invested in the sector by adding Brilliance China and purchasing Qingling Motors. These companies are trading at cheaper valuations than Denway. However, we have continued to reduce stocks that have external exposure, including COSCO Pacific and China Merchant as exports have slowed faster than expected. We sold Cheung Kong and Hutchison to fund the increase in "H" shares and Red Chips. We have used outflows situations to reduce holdings over 5% including Sinopec Shanghai Petrochemical, China Shipping and China Southern Airlines.

4. Outlook and Strategy

China's economy is less exposed to the global economic slowdown due to the increasing strength in domestic consumption and investment. In the first quarter of this year, the GDP of China grew a faster than expected 8.1% as exports were still maintained at 14.7%. With the deterioration in global economic growth in the second quarter of this year, China's exports have slowed down rapidly to 5.3% in May. This has made China's policy makers very eager to boost the domestic economy and attract foreign investment by speeding up entry to the WTO. Retail sales have improved to 10.4% growth in the first five months of this year, from 9.3% annual growth last year. State fixed asset investment has also increased by 17% in the first four months of the year, a sharp rise from the 9.7% annual growth last year, as the government has boosted fiscal spending. China has also been successful in attracting foreign direct investment (FDI) despite concerns about the Sino-US relationship. The growth of actual FDI, which was flat last year, rose 21% in the first five months of this year.

With the WTO breakthrough in June, China's formal entry is expected in the first quarter 2002. We believe that the unresolved issues, including Mexico's bilateral agreement with China and the European-US dispute over foreign equity limitations on insurance companies setting up branches in China, will be resolved during the next working party meeting in July. While all WTO parties have agreed to endorse Beijing's accession at the Fourth WTO Ministerial Conference in Qatar this November, the legal procedures for formal accession, including the ratification from the China National Party Congress, will take until the first quarter 2002 to complete. We expect a more open Chinese market to attract greater flows of foreign capital next year. Without speculating on when a recovery in global demand will take place, we do not expect WTO entry will immediately translate into a pickup in exports for China. On the other hand, we believe that WTO membership will attract foreign companies to set up offices in China, creating jobs that will filter through to consumption growth. The Chinese government will also accelerate reforming inefficient state-owned enterprises in the face of foreign competition. We have already seen restructuring in the aviation and power sectors, improving corporate profitability.

In the near term, the domestic oriented companies are likely to outperform as they are geared towards China's economic growth and we expect the rally to renew itself in anticipation of strong interim results. The oil/refining companies, including CNOOC and China Petroleum and Petrochemical (Sinopec), are expected to report strong results. China's WTO entry next year is also expected to improve the earnings outlook for the state-owned enterprise sector and increase foreign direct investment. Mergers and acquisitions in the aviation sector will make China Southern Airlines the most profitable airline company in China. We believe that China Resources earnings will recover by helping foreign companies import and distribute products. Although WTO can potentially increase competition for the auto manufacturers by gradually lowering the import tariff of automobiles, the listed auto manufacturers that already have

                                                                 ---------------

INVESTEC FUNDS                    MAINLAND CHINA FUND

foreign joint ventures, including Denway Motors/Honda's joint venture, will continue to post strong profits due to their cost effective localised production. Brilliance China Automotive will likely see an acceleration of the approval for its foreign joint venture license with BMW. On the liquidity side, we believe that the valuation convergence theme will continue to attract mainland liquidity despite the clampdown efforts from the Chinese government, based on the cheaper valuation of "H" shares and Red Chips relative to the "B" shares.

ADRIAN FU
Hong Kong

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE. SHARE VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL INVESTMENT. THE FUND'S AVERAGE ANNUAL TOTAL RETURN SINCE INCEPTION (NOVEMBER 3, 1997) THROUGH JUNE 30, 2001 WAS -5.62%.

THE MSCI CHINA FREE INDEX REPRESENTS THE UNIVERSE OF OPPORTUNITIES FOR INVESTMENT IN THE CHINA EQUITIES MARKET AVAILABLE TO NON-DOMESTIC INVESTORS. THE HANG SENG CHINA AFFILIATED CORPS. INDEX (RED CHIPS) COMPRISES OF STOCKS LISTED ON THE HONG KONG STOCK EXCHANGE WHICH HAVE AT LEAST 35% OF THE SHAREHOLDERS HELD, DIRECTLY OR INDIRECTLY, BY STATE-OWNED ORGANIZATIONS OR PROVINCIAL OR MUNICIPAL ORGANIZATIONS IN CHINA. THE HANG SENG CHINA ENTERPRISES INDEX (H SHARES) COMPRISES OF STATE-OWNED CHINESE COMPANIES LISTED ON THE HONG KONG STOCK EXCHANGE. THE SHANGHAI "B" SHARE INDEX CONSISTS OF AL THE SHARES LISTED ON THE SHANGHAI STOCK EXCHANGE THAT ARE AVAILABLE FOR INVESTMENT BY FOREIGN INVESTORS. THE SHENZHEN "B" SHARE INDEX CONSISTS OF ALL THE SHARES LISTED ON THE SHENZHEN STOCK EXCHANGE THAT ARE AVAILABLE FOR INVESTMENT BY FOREIGN INVESTORS. THESE INDICES ARE NOT AVAILABLE FOR INVESTMENT AND DO NOT INCUR EXPENSES.

---------------

INVESTEC FUNDS                    MAINLAND CHINA FUND

Fund Highlights

at June 30, 2001 (Unaudited)

Fund Managers: Robert Conlon; Adrian Fu

      # of Holdings in Portfolio:                               27
      Portfolio Turnover:                                       47.4%
      % of Stocks in Top 10:                                    57.8%

Top 10 Holdings (% of net assets)
      China Mobile (Hong Kong) Ltd.                             10.9%
      China Unicom Ltd.                                         10.5%
      China Petroleum & Chemical Corp.                           5.1%
      Sinopec Shanghai Petrochemical                             4.9%
      Legend Holdings Ltd.                                       4.7%
      China International Marine Containers Co., Ltd. - B        4.6%
      China Resources Enterprises Ltd.                           4.4%
      Denway Motors Ltd.                                         4.4%
      Citic Pacific Ltd.                                         4.2%
      China Southern Air                                         4.1%

Top 5 Sectors (% of net assets)
      Automotive Manufacturers                                  11.1%
      Conglomerate & Diversified Operations                     12.2%
      Telephone Communications                                  10.9%
      Communication Services                                    10.5%
      Petrochemicals                                            10.0%

Top Share Types (% of net assets)
      H Shares                                                  43.6%
      Red Chips                                                 43.0%
      Shanghai B Shares                                          5.7%
      Shenzhen B Shares                                          4.6%
      China Plays                                                2.2%

                                                                 ---------------

INVESTEC FUNDS                    MAINLAND CHINA FUND

Schedule of Investments by Industry
at June 30, 2001 (Unaudited)

Shares                      Common Stocks: 99.1%                                              Value
--------------------------------------------------------------------------------------------------------------

                            AIRLINES: 4.1%
    1 150 000               China Southern Air*                                               $       357 537
                                                                                              ---------------

                            AUTO MANUFACTURERS: 11.1%
       11 100               Brilliance China Automotive Holdings, Ltd.                                282 162
      726 000               Brilliance China Automotive Holdings, Ltd. ADR                            176 848
    1 078 000               Denway Motors Ltd.                                                        386 979
      560 000               Qingling Motors Co. Ltd. - H                                              136 412
                                                                                              ---------------
                                                                                                      982 401
                                                                                              ---------------

                            CHEMICALS: 1.3%
      510 000               Yizheng Chemical Fibre Co.                                                109 848
                                                                                              ---------------

                            COMMUNICATION EQUIPMENT: 6.8%
      195 000               Eastern Communications Co., Ltd.                                          337 740
      614 000               Nanjing Panda Electronics Co., Ltd.*                                      265 676
                                                                                              ---------------
                                                                                                      603 416
                                                                                              ---------------

                            COMMUNICATION SERVICES: 10.5%
      530 000               China Unicom Ltd.*                                                        924 114
                                                                                              ---------------

                            COMPUTERS: 4.7%
      742 000               Legend Holdings Ltd.                                                      416 191
                                                                                              ---------------

                            CONGLOMERATE & DIVERSIFIED OPERATIONS: 12.2%
      418 000               China Merchants Hai Hong Holdings                                         316 184
      232 000               China Resources Enterprise Ltd.                                           391 133
      120 000               Citic Pacific Ltd.                                                        371 543
                                                                                              ---------------
                                                                                                    1 078 860
                                                                                              ---------------

                            ENERGY SOURCES: 1.8%
      350 000               Yanzhou Coal Mining Co. Ltd. - H                                          161 540
                                                                                              ---------------

                            FINANCE: 2.2%
      212 000               China Everbright, Ltd.                                                    197 054
                                                                                              ---------------

                            MANUFACTURERS/MACHINERY: 4.6%
      200 000               China International Marine Containers Co., Ltd. - B                       404 108
                                                                                              ---------------

---------------

INVESTEC FUNDS                        MAINLAND CHINA FUND
Schedule of Investments by Industry
at June 30, 2001 (Unaudited) -- (Continued)

Shares                      Common Stocks: 99.1%                                              Value
--------------------------------------------------------------------------------------------------------------
                            OIL & GAS: 5.4%
      278 000               CNOOC Ltd.                                                        $       263 747
      900 000               Sinopec Zhenhai Refining and Chemical Company Ltd.                        208 849
                                                                                              ---------------
                                                                                                      472 596
                                                                                              ---------------

                            PETROCHEMICALS: 10.0%
    2 260 000               China Petroleum & Chemical Corp.*                                         452 006
    2 924 000               Sinopec Shanghai Petrochemical Co. Ltd.                                   427 359
                                                                                              ---------------
                                                                                                      879 365
                                                                                              ---------------

                            PHARMACEUTICALS: 0.0%
      296 000               China Pharmaceutical Enterprise Wts.*                                       1 670
                                                                                              ---------------

                            STEEL PRODUCERS: 1.8%
      898 000               Angang New Steel Co. Ltd. - H                                             158 879
                                                                                              ---------------

                            TELEPHONE COMMUNICATIONS: 10.9%
      182 000               China Mobile (Hong Kong) Ltd.*                                            961 346
                                                                                              ---------------

                            TRANSPORTATION - MARINE: 8.6%
    1 166 000               China National Aviation Co., Ltd.                                         224 234
    1 846 000               China Shipping Development Co. Ltd.*                                      355 005
      271 000               Cosco Pacific, Ltd.                                                       178 931
                                                                                              ---------------
                                                                                                      758 170
                                                                                              ---------------

                            UTILITIES - ELECTRICAL AND GAS: 3.1%
      806 000               Beijing Datang Power Generation Co. Ltd. - H                              276 420
                                                                                              ---------------
TOTAL COMMON STOCKS
  (cost $8,562,218)                                                                                 8 743 515
                                                                                              ---------------
TOTAL INVESTMENTS IN SECURITIES
  (cost $8,562,218+): 99.1%                                                                         8 743 515
Other Assets less Liabilities: 0.9%                                                                    76 392
                                                                                              ---------------
NET ASSETS: 100.0%                                                                            $     8 819 907
                                                                                              ---------------

        *  NON-INCOME PRODUCING SECURITY.
        +  AT JUNE 30, 2001, THE BASIS OF INVESTMENTS FOR FEDERAL
           INCOME TAX PURPOSES WAS THE SAME AS THEIR COST FOR FINANCIAL
           REPORTING PURPOSES. UNREALIZED APPRECIATION AND DEPRECIATION
           WERE AS FOLLOWS:


    Gross unrealized appreciation                                  $1 023 083
    Gross unrealized depreciation                                    (841 786)
                                                                   ----------
    Net unrealized appreciation                                    $  181 297
                                                                   ----------

ADR - AMERICAN DEPOSITARY RECEIPT.

See accompanying Notes to Financial Statements.

                                                                 ---------------

INVESTEC FUNDS                    WIRED-Registered Trademark- INDEX FUND

Backdrop

The volatility in 2000 has continued unabated into 2001. With the Wired Index-TM-at very oversold levels, equity markets rebounded strongly after the Federal Open Market Committee (FOMC) announced a surprise rate cut in early January. The downward trend in interest rates continued for the next 6 months as the FOMC aggressively reduced rates by 2.75% in total. Continuing weakness in the US economy brought about the monetary policy easing. The first 6 months of this year has overall been characterised by a large number of high profile companies issuing profit warnings. Whereas in 2000, most of the warnings seemed to take place in the second tier technology sector, the weakness in corporate America was now spreading to blue chip stocks across all sectors and to the global economy. Despite the interest rate cuts, the Wired Index-TM- continued to fall over the period.

Within the Wired Index-TM- and the Fund were large daily percentage swings, reflecting the market volatility. Among the index companies in the news:

    In mid-January, America Online and Time Warner finally merged after receiving approval from both US and European Union anti-trust commissions. The merger closed more than a year after it was first announced.

    The long awaited merger between JDS Uniphase and SDLI was completed during February. Regulatory approval of the deal required that JDS Uniphase divest of its Zurich, Switzerland manufacturing facility. The company sold this plant to Nortel Networks in a stock deal in excess of $3 billion. However, 2 days later Nortel cut its forecast growth rate by half and its share price halved. JDS Uniphase was left in the uncomfortable position of how to approach one of its largest customers (Nortel) about doing a stock deal knowing that they had price sensitive information yet to be made public.

    DaimlerChrysler announced a Euro 3,5 billion restructuring charge to restore the company's troubled Chrysler division to profitability. At the same time they indicated that they would take a Euro 400 million charge for the 34% holding they have in Mitsubishi.

    Schlumberger, the oil and gas services company added another weapon to its technology arsenal when the company announced it was acquiring Sema plc. Sema, founded in 1958, is an IT and technical services company focused on systems integration and consulting, software products for the telecommunications, energy, transport and finance sectors and outsourcing.

    During May, Sony and Ericsson announced the formation of a joint venture that will see the 2 companies combining their mobile phone initiatives. The joint venture will result in co-branded phones as well as retaining the individual Sony and Ericsson brands. Ericsson has come under increasing pressure to either exit the handset business or partner with a large Asian concern. Sony is seen as an ideal partner in bringing its renowned consumer orientated thinking to Ericsson's ailing business.

    Sony and AOL were in the news again when they announced that they had entered into a non-exclusive agreement to develop software for Sony's PlayStation2 video game console. The software will enable AOL's popular interactive services such as chat, instant messaging and e-mail to be accessible through the popular PlayStation2 console.

    International commodities trader, Enron, announced that it would be entering the computer chip market. In typical Enron style, the company will move aggressively to commoditise the dynamic access memory chip (DRAM) market with forward contracts. These chips are found in all computers and form a large part of a manufacturer's costs.

    Intel, the world's largest manufacturer of silicon chips, announced that it had developed what it claimed is the quickest and smallest transistor ever made. Intel engineers have designed and manufactured a few transistors that are only 20 nanometers or 0.02 microns in size.

    Qwest Communications International, the voice and data services company announced that it had completed (ahead of schedule) the construction of local, high-speed networks in 25 markets within the US. With its own state-of-the-

---------------

INVESTEC FUNDS                    WIRED-Registered Trademark- INDEX FUND

    art fiber optic network the company is now able to offer consumers and small businesses high speed Internet connections and web-hosting facilities. Having its own network puts the company at a distinct advantage over its competitors since the local network is the basis from which all other services branch out.

    In late June 2001, the US Appeals Court overturned the ruling to breakup Microsoft into separate businesses. The company is still guilty of being a monopoly, though and the case has been referred to the lower courts. A settlement by the company is now considered to be the most likely outcome.

Portfolio Positioning

We employed the full replication method in tracking the Wired Index-TM-, and as a result, we invested in all 40 constituent stocks in the respective index weightings. From time to time, certain stocks were over or under weighted as smaller cash flows were invested.

The Fund's tracking error, as measured by the annualized standard deviation of the monthly differences between the total index return and the Fund return since inception, ended June 30 at 1.66%.

On April 29, 2001, the Wired Index-TM- constituents were changed. Millennium Pharmaceuticals, eBay and WPP Group were added whilst WorldCom, Lucent Technologies and Globalstar Telecommunication were removed. The Steering Committee also agreed that the Wired Index should be rebalanced at the same time and in future would no longer take place at December 31. Accordingly, the Fund reflected these changes on April 29, 2001.

Outlook

Sentiment towards many of the companies in the Fund has become very negative over the last 6 months. The weakness in the US economy and its effect on the global economy coupled with the collapse of the Nasdaq and the resultant reversal of the technology boom has led to an abrupt slowdown across the global economy. This has resulted in excess capacity and rising levels of inventory. The economic recovery has been pushed out to at least the 2nd half of 2001. To the extent that analysts do not need to lower the consensus earnings for 2002, the Wired Index-TM- is expected to recover off its current lows.

The Fund captures a number of broad powerful themes that will play out over the next 5 to 15 years. These are:

1. The relentless pace of globalization
2. The ageing demographics of the globe
3. The trend towards outsourcing
4. Adapting to managing an ever-increasing amount of information.

These themes will unfold independently of the economic cycle or for that matter the stock market. How companies navigate these trends will to a large extent depend on their ability to leverage technology. The companies in the Fund remain well managed, financially stable and innovative. They have proven that they can adjust to changing economic environments.

DOUG BLATCH
Cape Town

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE. SHARE VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL INVESTMENT. THE FUND'S ONE-YEAR AND AVERAGE ANNUAL TOTAL RETURNS SINCE INCEPTION (DECEMBER 15, 1998) THROUGH JUNE 30, 2001 WERE -34.96% AND 11.09%, RESPECTIVELY.

WIRED-REGISTERED TRADEMARK- IS A REGISTERED TRADEMARK, AND WIRED INDEX A SERVICE MARK, OF ADVANCE MAGAZINE PUBLISHERS INC., AND ARE USED WITH PERMISSION OF ADVANCE MAGAZINE PUBLISHERS INC. ADVANCE MAGAZINE PUBLISHERS INC. MAKES NO WARRANTY, EXPRESS OR IMPLIED, INCLUDING NO WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR OTHERWISE, TO ANY PERSON OR ENTITY AS TO THE RESULTS TO BE OBTAINED FROM OR ANY DATA INCLUDED IN, OR ANY OTHER MATTERS CONCERNING, THE WIRED INDEX-TM-OR THE TRADEMARKS.

                                                                 ---------------

INVESTEC FUNDS                    WIRED-Registered Trademark- INDEX FUND

Fund Highlights

at June 30, 2001 (Unaudited)

Fund Manager: Doug Blatch

      # of Holdings in Portfolio:                               40
      Portfolio Turnover:                                       40.6%
      % of Stocks in Top 10:                                    39.7%

Top 10 Holdings (% of net assets)
      Oracle Corp.                                               4.6%
      Microsoft Corp.                                            4.1%
      Cisco Systems, Inc.                                        4.1%
      American International Group, Inc.                         4.0%
      GlaxoSmithKline Plc                                        4.0%
      AOL Time Warner, Inc.                                      4.0%
      Aventis S.A.                                               4.0%
      Walt Disney Co.                                            3.7%
      Intel Corp.                                                3.6%
      Wal-Mart Stores, Inc.                                      3.6%

Top 5 Sectors (% of net assets)
      Software                                                  10.3%
      Financial Services                                         5.9%
      Internet/New Media                                         7.8%
      Wireless Communication Equipment                           5.3%
      Pharmaceuticals                                            5.0%

Top 5 Countries (% of net assets)
      United States                                             71.9%
      United Kingdom                                            10.7%
      France                                                     4.0%
      Germany                                                    3.6%
      Japan                                                      3.3%

---------------

INVESTEC FUNDS                    WIRED-Registered Trademark- INDEX FUND

Schedule of Investments by Industry
at June 30, 2001 (Unaudited)

Shares                      Common Stocks: 99.8%                                            Value
--------------------------------------------------------------------------------------------------------------

                            ADVERTISING: 1.5%
       32 600               WPP Group Plc                                                   $       1 638 150
                                                                                            -----------------

                            AUTOMOBILE: 3.6%
       86 975               DaimlerChrysler AG                                                      4 009 548
                                                                                            -----------------

                            BANKING: 2.1%
       47 054               State Street Corp.                                                      2 328 702
                                                                                            -----------------

                            BIOLOGICAL RESEARCH: 4.4%
        8 748               Affymetrix, Inc.*                                                         192 893
       55 890               Aventis S.A.                                                            4 465 052
       10 000               INCYTE Pharmaceuticals, Inc.*                                             245 200
                                                                                            -----------------
                                                                                                    4 903 145
                                                                                            -----------------

                            COMPUTER COMMUNICATION EQUIPMENT: 4.1%
      252 710               Cisco Systems, Inc.*                                                    4 599 323
                                                                                            -----------------

                            COMPUTER STORAGE DEVICES: 2.8%
      108 666               Emc Corp./Mass*                                                         3 156 747
                                                                                            -----------------

                            COMPUTERS: 3.5%
      251 080               Sun Microsystems, Inc.*                                                 3 946 977
                                                                                            -----------------

                            CONSUMER ELECTRONICS: 3.3%
       56 138               Sony Corp.                                                              3 693 880
                                                                                            -----------------

                            ELECTRONICS MANUFACTURING: 1.6%
       68 630               Flextronics International Ltd.*                                         1 791 929
                                                                                            -----------------

                            ENERGY/PETROLEUM: 3.0%
       68 510               Enron Corp.                                                             3 356 990
                                                                                            -----------------

                            ENTERTAINMENT: 3.7%
      142 345               Walt Disney Co.                                                         4 112 347
                                                                                            -----------------

                                                                 ---------------

INVESTEC FUNDS                        WIRED-REGISTERED TRADEMARK- INDEX FUND
Schedule of Investments by Industry
at June 30, 2001 (Unaudited) -- (Continued)

Shares                      Common Stocks: 99.8%                                            Value
--------------------------------------------------------------------------------------------------------------
                            FINANCIAL SERVICES: 5.9%
      198 063               Charles Schwab & Co., Inc.                                      $       3 030 364
       56 782               First Data Corp.                                                        3 648 244
                                                                                            -----------------
                                                                                                    6 678 608
                                                                                            -----------------

                            HOTEL MANAGEMENT: 1.5%
       34 953               Marriott International, Inc. - Class A                                  1 654 675
                                                                                            -----------------

                            INDUSTRY MACHINERY: 3.4%
       78 682               Applied Materials, Inc.*                                                3 863 286
                                                                                            -----------------

                            INSURANCE: 4.0%
       52 615               American International Group, Inc.                                      4 524 890
                                                                                            -----------------

                            INTERNET / NEW MEDIA: 7.8%
       85 194               AOL Time Warner, Inc.*                                                  4 515 282
       38 400               eBay, Inc.*                                                             2 630 016
       80 778               Yahoo!, Inc.*                                                           1 614 752
                                                                                            -----------------
                                                                                                    4 524 890
                                                                                            -----------------

                            MEDIA: 4.8%
       74 312               News Corp. Cayman ADR                                                   2 760 691
       34 041               Reuters Group - Sponsored ADR                                           2 646 688
                                                                                            -----------------
                                                                                                    5 407 379
                                                                                            -----------------

                            OIL & GAS SERVICES: 3.0%
       64 886               Schlumberger Ltd.                                                       3 416 248
                                                                                            -----------------

                            PHARMACEUTICALS: 5.0%
       80 386               GlaxoSmithKline Plc*                                                    4 517 693
       31 200               Millennium Pharmaceuticals, Inc.*                                       1 110 096
                                                                                            -----------------
                                                                                                    5 627 789
                                                                                            -----------------

                            RETAIL: 3.6%
       83 160               Wal-Mart Stores, Inc.                                                   4 058 208
                                                                                            -----------------

                            SEMICONDUCTORS: 3.6%
      139 080               Intel Corp.                                                             4 068 090
                                                                                            -----------------

---------------

INVESTEC FUNDS                        WIRED-REGISTERED TRADEMARK- INDEX FUND
Schedule of Investments by Industry
at June 30, 2001 (Unaudited) -- (Continued)

Shares                      Common Stocks: 99.8%                                            Value
--------------------------------------------------------------------------------------------------------------
                            SOFTWARE: 10.3%
       41 400               BroadVision, Inc.*                                              $         207 000
       59 100               i2 Technologies, Inc.*                                                  1 170 180
       63 544               Microsoft Corp.*                                                        4 638 712
      265 870               Oracle Corp.*                                                           5 051 530
       38 705               Parametric Technology Corp.*                                              541 483
                                                                                            -----------------
                                                                                                   11 608 905
                                                                                            -----------------

                            SPECIALTY STEEL: 0.5%
       11 241               Nucor Corp.                                                               549 573
                                                                                            -----------------

                            TELECOMMUNICATIONS: 3.0%
      105 318               Qwest Communications International*                                     3 356 485
                                                                                            -----------------

                            TELECOMMUNICATIONS - EQUIPMENT: 2.1%
      186 790               JDS Uniphase Corp.*                                                     2 334 875
                                                                                            -----------------

                            TRANSPORTATION: 2.4%
       42 644               FedEx Corp.*                                                            1 714 289
       19 010               Sabre Holdings Corp.*                                                     950 500
                                                                                            -----------------
                                                                                                    2 664 789
                                                                                            -----------------

                            WIRELESS COMMUNICATION EQUIPMENT: 5.3%
      125 362               Nokia Oyi                                                               2 762 978
      141 580               Vodafone AirTouch Public Ltd.                                           3 164 313
                                                                                            -----------------
                                                                                                    5 927 291
                                                                                            -----------------
TOTAL COMMON STOCKS
  (cost $116,971,010)                                                                             112 038 879
                                                                                            -----------------
TOTAL INVESTMENTS IN SECURITIES
  (cost $116,971,010+): 99.8%                                                                     112 038 879
Other Assets less Liabilities: 0.2%                                                                   243 017
                                                                                            -----------------
NET ASSETS: 100.0%                                                                          $     112 281 896
                                                                                            -----------------

        *  NON-INCOME PRODUCING SECURITY.
        +  AT JUNE 30, 2001, THE BASIS OF INVESTMENTS FOR FEDERAL
           INCOME TAX PURPOSES WAS THE SAME AS THEIR COST FOR FINANICAL
           REPORTING PURPOSES. UNREALIZED APPRECIATION AND DEPRECIATION
           WERE AS FOLLOWS:


    Gross unrealized appreciation                                  $ 14 994 744
    Gross unrealized depreciation                                   (19 926 875)
                                                                   ------------
    Net unrealized depreciation                                    $ (4 932 131)
                                                                   ------------

ADR - AMERICAN DEPOSITARY RECEIPT.

See accompanying Notes to Financial Statements.

                                                                 ---------------

INVESTEC FUNDS                    WIRELESS WORLD FUND-TM-

1. Performance

                                         6 MONTHS
                                      ---------------
FUND                                          -34.15%

NASDAQ Telecoms Index                         -32.76%
NASDAQ Composite Index                        -12.52%
Barclays Capital Wireless Index               -22.76%

       WIRELESS WORLD FUND 1ST HALF PERFORMANCE AND PERFORMANCE RELATIVE

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Wireless World Fund Relative to NASDAQ & NASDAQ Telecommunications - H1 2001 01Jan01 - 02Jul01

               WWF               WWF
         NASDAQ Composite  NASDAQ Telecoms    WWF
1/2/01            2291.86           429.08  $7.16
1/3/01            2616.69           504.27  $7.66
1/4/01            2566.83           498.39  $7.76
1/5/01            2407.65           467.15  $7.40
1/8/01            2395.92           470.93  $7.27
1/9/01             2441.3           472.33  $7.30
1/10/01           2524.18           498.13  $7.47
1/11/01           2640.57           526.42  $7.82
1/12/01            2626.5           532.31  $7.90
1/16/01           2618.55           526.65  $7.82
1/17/01           2682.78           548.30  $8.10
1/18/01           2768.49           567.07  $8.27
1/19/01           2770.38           559.38  $8.36
1/22/01           2757.91           548.66  $8.26
1/23/01           2840.39           568.19  $8.45
1/24/01           2859.15           565.42  $8.49
1/25/01           2754.28           536.14  $8.25
1/26/01            2781.3           547.29  $8.30
1/29/01           2838.34           561.56  $8.42
1/30/01           2838.35           567.39  $8.38
1/31/01           2772.73           555.82  $8.30
2/1/01            2782.79           554.10  $8.29
2/2/01             2660.5           528.83  $8.01
2/5/01            2643.21           531.17  $7.98
2/6/01            2664.49           527.44  $7.92
2/7/01            2607.82           519.39  $7.76
2/8/01            2562.06           513.78  $7.68
2/9/01            2470.97           491.33  $7.50
2/12/01           2489.66           493.93  $7.55
2/13/01           2427.72           478.61  $7.48
2/14/01            2491.4           482.95  $7.53
2/15/01           2552.91           492.11  $7.76
2/16/01           2425.38           457.91  $7.44
2/20/01           2318.35           437.19  $7.10
2/21/01           2268.94           421.99  $6.85
2/22/01           2244.96           415.31  $6.70
2/23/01           2262.51           417.14  $6.65
2/26/01            2308.5           429.96  $6.78
2/27/01           2207.82           404.25  $6.48
2/28/01           2151.83           394.47  $6.36
3/1/01            2183.37           400.69  $6.33
3/2/01            2117.63           392.51  $6.28
3/5/01            2142.92           400.33  $6.28
3/6/01            2204.43           407.12  $6.49
3/7/01            2223.92           408.67  $6.52
3/8/01            2168.73           400.97  $6.35
3/9/01            2052.78           383.84  $6.06
3/12/01           1923.38           352.70  $5.69
3/13/01           2014.78           362.72  $5.78
3/14/01           1972.09           351.14  $5.54
3/15/01           1940.71           352.49  $5.51
3/16/01           1890.91           342.27  $5.25
3/19/01           1951.18           359.18  $5.43
3/20/01           1857.44           337.88  $5.23
3/21/01           1830.23           333.99  $5.10
3/22/01            1897.7           340.91  $5.13
3/23/01           1928.68           340.52  $5.35
3/26/01           1918.49           343.83  $5.42
3/27/01           1972.26           358.55  $5.52
3/28/01           1854.13           332.15  $5.02
3/29/01           1820.57           324.35  $4.97
3/30/01           1840.26           328.08  $4.99
4/2/01            1782.97           313.06  $4.77
4/3/01               1673           284.91  $4.44
4/4/01             1638.8           280.27  $4.39
4/5/01               1785           307.29  $4.72
4/6/01            1720.36           289.94  $4.64
4/9/01            1745.71           297.73  $4.74
4/10/01           1852.03           321.23  $5.05
4/11/01           1898.95           326.92  $5.18
4/12/01           1961.43           339.73  $5.30
4/16/01           1909.57           329.21  $5.16
4/17/01           1923.22           331.85  $5.18
4/18/01           2079.44           357.42  $5.64
4/19/01           2182.14           375.31  $5.90
4/20/01           2163.41           371.31  $5.76
4/23/01           2059.32           349.24  $5.54
4/24/01           2016.61           344.53  $5.49
4/25/01            2059.8           352.63  $5.59
4/26/01           2034.88           346.27  $5.56
4/27/01           2075.68           345.91  $5.67
4/30/01           2116.24           354.30  $5.81
5/1/01            2168.24           367.17  $5.87
5/2/01             2220.6           376.28  $5.92
5/3/01             2146.2           363.15  $5.78
5/4/01            2191.53           370.24  $5.82
5/7/01            2173.57           366.44  $5.83
5/8/01            2198.77           369.31  $5.80
5/9/01            2156.63           362.16  $5.70
5/10/01           2128.86           356.47  $5.69
5/11/01           2107.43           352.26  $5.61
5/14/01           2081.92           348.93  $5.52
5/15/01           2085.58           347.87  $5.56
5/16/01           2166.44           362.41  $5.64
5/17/01           2193.68           367.05  $5.76
5/18/01           2198.88           365.29  $5.74
5/21/01           2305.59           379.98  $5.91
5/22/01           2313.85           382.58  $5.98
5/23/01           2243.48           371.01  $5.85
5/24/01           2282.02           374.82  $5.87
5/25/01           2251.03           366.29  $5.81
5/29/01           2175.54           353.40  $5.65
5/30/01            2084.5           335.52  $5.42
5/31/01           2110.49           337.76  $5.43
6/1/01            2149.44           342.90  $5.45
6/4/01            2155.93           341.17  $5.42
6/5/01            2233.66           353.14  $5.58
6/6/01            2217.73           348.31  $5.52
6/7/01               2264           353.19  $5.59
6/8/01             2215.1           342.25  $5.53
6/11/01           2170.78           333.15  $5.40
6/12/01           2169.95           327.99  $5.23
6/13/01           2121.66           319.24  $5.23
6/14/01           2044.07           305.61  $5.03
6/15/01           2028.43           298.91  $4.95
6/18/01           1988.63           286.28  $4.88
6/19/01           1992.66           284.75  $4.87
6/20/01           2031.24           282.94  $4.83
6/21/01           2058.76           291.61  $4.84
6/22/01           2034.84           293.89  $4.88
6/25/01           2050.87           293.04  $4.86
6/26/01           2064.62           292.79  $4.82
6/27/01           2074.74           294.95  $4.85
6/28/01           2125.46           300.26  $4.95
6/29/01           2161.24           311.62  $5.09

The first half of 2001 saw two distinct periods of converse performance. In the first quarter NASDAQ fell 25.51% only to recover 17.44% in the second quarter. The first quarter was characterised by many high profile profits warnings, more than three hundred technology companies pre-announced in the quarter. In the second quarter markets clearly became more positive on the likelihood of a second half recovery, this was post successive Federal Reserve rate cuts. One very stark feature of the half was the underperformance of telecommunication related markets. NASDAQ Telecoms, an index that includes both carriers and equipment manufacturers, underperformed the broader NASDAQ composite index by 20.24% in the half. This dynamic has been driven by disappointment in the ability of carriers to generate revenue from new technologies and the consequent decline in capital spending programs that have impacted the equipment manufacturers. One of the key news items of the half was a delay from NTT DoCoMo in the rollout of their 3G networks. This has caused equipment manufacturers to extend the timing of revenues generated from 3G network deployments, as well as forcing mobile operators to reign in forecasts for data revenues. There were further profit warnings from handset vendors (Nokia, Ericsson, Motorola) leading the market to reduce its forecast for handset shipments to 405 million (from 410m shipped in 2000). This has had an impact right through the handset value chain.

2. Changes to Portfolio

The portfolio weightings in the sub categories did not move dramatically over the six months, however intra-quarter there were some fairly dramatic changes in the sectoral mix. At the end of the first quarter the fund was positioned for another quarter of profit warnings from tech companies, which did materialise however the market looked through them to a prospective second half recovery. The second half performance was therefore significantly impacted by the defensive 30% position in the telecom carriers.

---------------

INVESTEC FUNDS                    WIRELESS WORLD FUND-TM-

The portfolio has been repositioned toward the Semiconductor sector and away from the telecom equipment manufacturers. This move was effected on the basis that the semiconductor manufacturers are early cycle plays, as volumes return the component manufacturers should see the impact first.

3. Transactions during the Half

New holdings and complete sales were made in the following stocks:

                                                                                                        COUNTRY OF
PURCHASES                                                          CLASSIFICATION                     PRIMARY LISTING
---------                                          -----------------------------------------------    ---------------
KPMG Consulting                                    Services                                           US
Analog Devices, Inc.                               Electronics                                        US
Nuance Communications, Inc.                        Software                                           US
NTT DoCoMo, Inc.                                   Telecommunication Services                         Japan
Orange                                             Carriers                                           France
ASM Lithography Holding N.V.                       Semiconductors                                     Netherlands
Check Point Software Techonologies Ltd.            Internet Security                                  Israel/US
Electronic Data Systems Corp.                      Computer Services                                  US
International Business Machines Corp.              Computer Equipment                                 US
Sprint Corp. (PCS Group)                           Telecommunication Services                         US
STMicroelectronics N.V.                            Semiconductors                                     France
Intersil Holding Corp.                             Semiconductors                                     US
Psion Plc                                          Computer Equipment                                 UK
Logica Plc                                         Computer Services                                  UK
Philips Electronics N.V.                           Electronics                                        Netherlands
Asustek Computer, Inc.                             Computer Equipment                                 Taiwan
Tekelec                                            Telecommunication Equipment                        US

                                                                                                        COUNTRY OF
COMPLETE SALES                                                     CLASSIFICATION                     PRIMARY LISTING
--------------                                     -----------------------------------------------    ---------------
Alcatel                                            Telecommunication Equipment                        France
KPMG Consulting                                    Services                                           US
Verisign, Inc.                                     Internet Services                                  US
Wavecom S.A.                                       Telecommunication Equipment                        France
Commerce One, Inc.                                 Software                                           US
Openwave Systems, Inc.                             Software                                           US
Palm, Inc.                                         Computer Equipment                                 US
MIPS Technologies, Inc.                            Computer Equipment                                 US
Infospace, Inc.                                    Internet Services                                  US
Motorola, Inc.                                     Wireless Equipment                                 US
Metawave Communications Corp.                      Wireless Equipment                                 US
Alltel Corp.                                       Telecommunication Equipment                        US
BEA Systems, Inc.                                  Software                                           US
Orange                                             Carriers                                           France
Grupo Iusacell S.A. de C.V. - V                    Telecommunication Services                         Mexico

                                                                 ---------------

INVESTEC FUNDS                    WIRELESS WORLD FUND-TM-

Outlook & Strategy

While the wireless sub-sector has taken a considerable sentiment hit in the past twelve months the portfolio managers do not see a short-term recovery. The long term is a different picture, new cellular technologies as well as fixed wireless and wireless local area networks (WLAN) are gaining traction. When inventories have corrected and key technologies such as GPRS, 3G and WLAN become commercially deployed the outlook will improve dramatically. Until the clarity on this turning point is derived the portfolio managers are determined to diversify the holdings within the portfolio in order to limit exposure to any particular technology/risk factor.

ADRIAN BRASS
London

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE. SHARE VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL INVESTMENT. THE FUND'S ONE-YEAR AND AVERAGE ANNUAL TOTAL RETURNS SINCE INCEPTION (FEBRUARY 28, 2000) THROUGH JUNE 30, 2001 WERE -55.78% AND -48.93%, RESPECTIVELY.

THE NASDAQ COMPOSITE INDEX IS A BROAD-BASED CAPITALIZATION-WEIGHTED INDEX OF ALL NASDAQ NATIONAL MARKET & SMALLCAP STOCKS. THE NASDAQ TELECOMS INDEX CONSISTS OF ALL TYPES OF TELECOMMUNICATIONS COMPANIES, INCLUDING POINT-TO-POINT COMMUNICATION SERVICES AND RADIO AND TELEVISION BROADCAST. THE BARCLAYS CAPITAL WIRELESS INDEX CONSISTS OF 15 COMPANIES AND IS A CAPITALIZATION-WEIGHTED INDEX OF THE LEADING STOCKS IN THE WIRELESS INDUSTRY. THESE INDICES ARE NOT AVAILABLE FOR INVESTMENT AND DO NOT INCUR EXPENSES.

---------------

INVESTEC FUNDS                    WIRELESS WORLD FUND-TM-

Fund Highlights

at June 30, 2001 (Unaudited)

Fund Managers: Nigel Dutson; Seth Kirkham; Adrian Brass

      # of Holdings in Portfolio:                               33
      Portfolio Turnover:                                       49.3%
      % of Stocks in Top 10:                                    45.0%

Top 10 Holdings (% of net assets)
      TTI Team Telecom International Ltd.                        5.7%
      Sabre Holdings Corp.                                       5.7%
      Samsung Electronics                                        5.1%
      Verizon Communications                                     4.5%
      Amdocs, Ltd.                                               4.5%
      Comverse Technology, Inc.                                  4.3%
      China Mobile (Hong Kong) Ltd.                              4.0%
      Nordea AB                                                  3.9%
      Analog Devices, Inc.                                       3.7%
      Sprint Corp. (PCS Group)                                   3.6%

Top 5 Sectors (% of net assets)
      Telecommunication Services                                29.4%
      Electronics                                               11.3%
      Computer Equipment                                        10.4%
      Telecommunication Equipment                                9.4%
      Semiconductors                                             8.7%

Top 5 Countries (% of net assets)
      United States                                             45.8%
      Israel                                                    10.5%
      South Korea                                                5.1%
      Netherlands                                                4.8%
      United Kingdom                                             4.7%

                                                                 ---------------

INVESTEC FUNDS                    WIRELESS WORLD FUND-TM-

Schedule of Investments by Country
at June 30, 2001 (Unaudited)

                                                                   % of
Country                                                            Net Assets

------------------------------------------------------------------------------
Canada                                                                    1.7%
Finland                                                                   3.6
France                                                                    2.0
Hong Kong                                                                 4.0
Ireland                                                                   1.2
Israel                                                                   10.5
Japan                                                                     3.5
Netherlands                                                               4.8
South Korea                                                               5.1
Sweden                                                                    3.9
Switzerland                                                               3.4
Taiwan                                                                    2.0
United Kingdom                                                            4.7
United States                                                            45.8
                                                                   ----------
TOTAL INVESTMENTS IN SECURITIES                                          96.2
Other Assets less Liabilities                                             3.8
                                                                   ----------
NET ASSETS                                                              100.0%
                                                                   ----------

See accompanying Notes to Financial Statements.

---------------

INVESTEC FUNDS                          WIRELESS WORLD FUND-TM-
Schedule of Investments by Industry
at June 30, 2001 (Unaudited)

Shares                      Common Stocks: 96.2%                                             Value
--------------------------------------------------------------------------------------------------------------

                            COMPUTER EQUIPMENT: 10.4%
       73 250               Asustek Computer, Inc.                                           $        309 562
        2 700               International Business Machines Corp.                                     305 100
       44 700               M-Systems Flash Disk Pioneers, Ltd.*                                      317 370
       35 000               Oberthur Card Systems*                                                    303 897
      236 679               Parthus Technologies Plc*                                                 181 676
      146 100               Psion Plc                                                                 185 197
                                                                                             ----------------
                                                                                                    1 602 802
                                                                                             ----------------

                            COMPUTER SERVICES: 3.6%
        6 500               Electronic Data Systems Corp.                                             406 250
       12 600               Logica Plc                                                                153 152
                                                                                             ----------------
                                                                                                      559 402
                                                                                             ----------------

                            ELECTRONICS: 11.3%
       13 100               Analog Devices, Inc.*                                                     566 575
       14 900               Philips Electronics N.V.                                                  395 188
       10 010               Samsung Electronics                                                       785 285
                                                                                             ----------------
                                                                                                    1 747 048
                                                                                             ----------------

                            FINANCIAL SERVICES COMPANY: 3.9%
      104 860               Nordea AB                                                                 597 806
                                                                                             ----------------

                            INTERNET SECURITY: 2.7%
        8 400               Check Point Software Technologies Ltd.*                                   424 788
                                                                                             ----------------

                            SEMICONDUCTORS: 8.7%
       15 400               ASM Lithography Holding N.V.*                                             345 571
       12 900               Intersil Holding Corp.                                                    469 560
       15 000               STMicroelectronics N.V.                                                   520 967
                                                                                             ----------------
                                                                                                    1 336 098
                                                                                             ----------------

                            SOFTWARE: 6.6%
       12 800               Amdocs, Ltd.*                                                             689 280
       18 100               Nuance Communications, Inc.                                               326 162
                                                                                             ----------------
                                                                                                    1 015 442
                                                                                             ----------------

                                                                 ---------------

INVESTEC FUNDS                        WIRELESS WORLD FUND-TM-
Schedule of Investments by Industry
at June 30, 2001 (Unaudited) -- (Continued)

Shares                      Common Stocks: 96.2%                                             Value
--------------------------------------------------------------------------------------------------------------
                            TELECOMMUNICATION EQUIPMENT: 9.4%
       32 960               Cellpoint, Inc.*                                                 $         92 288
       11 400               Comverse Technology, Inc.*                                                656 868
       24 280               Nokia Oyj                                                                 550 594
        5 900               Tekelec                                                                   159 890
                                                                                             ----------------
                                                                                                    1 459 640
                                                                                             ----------------

                            TELECOMMUNICATION SERVICES: 29.4%
      117 500               China Mobile (Hong Kong) Ltd.*                                            620 657
       32 750               Crown Castle International Corp.*                                         537 100
       20 700               Nextel Partners, Inc. - Class A*                                          321 264
           31               NTT DoCoMo, Inc.                                                          539 260
       22 900               Sprint Corp. (PCS Group)*                                                 553 035
       45 560               TTI Team Telecom International Ltd.*                                      885 686
       12 910               Verizon Communications                                                    690 685
      175 480               Vodafone Group Plc                                                        389 269
                                                                                             ----------------
                                                                                                    4 536 956
                                                                                             ----------------

                            TRAVEL SERVICES: 5.7%
       17 600               Sabre Holdings Corp.*                                                     880 000
                                                                                             ----------------

                            WIRELESS EQUIPMENT: 4.5%
        7 300               QUALCOM, Inc.*                                                            426 904
        8 400               Research in Motion Ltd.*                                                  270 900
                                                                                             ----------------
                                                                                                      697 804
                                                                                             ----------------
TOTAL COMMON STOCKS
  (cost $21,813,188)                                                                               14 857 786
                                                                                             ----------------
TOTAL INVESTMENTS IN SECURITIES
  (cost $21,813,188+): 96.2%                                                                       14 857 786
Other Assets less Liabilities: 3.8%                                                                   581 843
                                                                                             ----------------
NET ASSETS: 100.0%                                                                           $     15 439 629
                                                                                             ----------------

        *  NON-INCOME PRODUCING SECURITY.
        +  AT JUNE 30, 2001, THE BASIS OF INVESTMENTS FOR FEDERAL
           INCOME TAX PURPOSE WAS THE SAME AS THEIR COST FOR FINANCIAL
           REPORTING PURPOSES. UNREALIZED APPRECIATION AND DEPRECIATION
           WERE AS FOLLOWS:


    Gross unrealized appreciation                                  $   439 604
    Gross unrealized depreciation                                   (7 395 006)
                                                                   -----------
    Net unrealized depreciation                                    $(6 955 402)
                                                                   -----------

See accompanying Notes to Financial Statements.

---------------

INVESTEC FUNDS                    STATEMENTS OF ASSETS AND LIABILITIES

Statements of Assets and Liabilities

at June 30, 2001 (Unaudited)

                            Asia New           Asia Small            China &         internet.com-TM-        Mainland
                            Economy               Cap               Hong Kong              Index               China
                              Fund                Fund                 Fund                Fund                Fund

--------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments in
securities, at cost     $     5 762 419    $      19 482 130    $      83 159 156    $     15 180 042    $      8 562 218
                        --------------------------------------------------------------------------------------------------
Investments in
securities, at value    $     4 268 889    $      15 552 971    $      93 906 604    $      9 082 939    $      8 743 515
Cash                            307 697              533 961            5 133 891                   -               2 960
Receivables:
  Securities sold                     -                    -                    -                   -                   -
  Fund shares sold              552 100               20 500              867 218               3 000                   -
  Dividends and
  interest                        1 410               23 553                2 977                  29              79 722
  Due from advisor
  (Note 3)                        9 960                  815                    -              13 379               3 496
Prepaid expenses and
other assets                      9 836                5 707               17 866              17 980              11 864
                        --------------------------------------------------------------------------------------------------
Total assets                  5 149 892           16 137 507           99 928 556           9 117 327           8 841 557
                        --------------------------------------------------------------------------------------------------

LIABILITIES
Cash overdraft                        -                    -                    -              12 997                   -
Payables:
  Securities purchased                -                    -                    -                   -                   -
  Fund shares redeemed                -                    -                    -               4 081                   -
  Due to advisor
  (Note 3)                            -                    -               86 515                   -                   -
Accrued expenses                 26 116               50 022              141 291              22 432              20 005
Deferred trustees'
compensation (Note 3)             1 584                2 287                5 134               1 618               1 645
                        --------------------------------------------------------------------------------------------------
Total liabilities                27 700               52 309              232 940              41 128              21 650
                        --------------------------------------------------------------------------------------------------
NET ASSETS              $     5 122 192    $      16 085 198    $      99 695 616    $      9 076 199    $      8 819 907
                        --------------------------------------------------------------------------------------------------
NUMBER OF SHARES
ISSUED AND OUTSTANDING
(unlimited shares
authorized no par
value)                          809 350            2 747 102            7 172 549           1 500 736             890 891
                        --------------------------------------------------------------------------------------------------
NET ASSET VALUE PER
SHARE                   $          6.33    $            5.86    $           13.90    $           6.05    $           9.90
                        --------------------------------------------------------------------------------------------------
COMPONENTS OF NET
ASSETS
Paid-in capital         $     8 439 473    $     109 041 402    $     138 830 980    $     29 721 606    $     12 780 709
Accumulated net
investment income
(loss)                            2 877               19 174              419 813             (74 529)             39 399
Accumulated net
realized loss on
investments                  (1 820 920)         (89 023 839)         (50 302 625)        (14 473 775)         (4 181 499)
Net unrealized
appreciation
(depreciation) on:
  Investments                (1 493 530)          (3 929 159)          10 747 448          (6 097 103)            181 297
  Foreign currency               (5 708)             (22 380)                   -                   -                   1
                        --------------------------------------------------------------------------------------------------
Net assets              $     5 122 192    $      16 085 198    $      99 695 616    $      9 076 199    $      8 819 907
                        --------------------------------------------------------------------------------------------------

                        Wired-Registered Trademark-       Wireless
                                   Index                    World
                                   Fund                   Fund-TM-
ASSETS
Investments in
securities, at cost         $     116 971 010         $     21 813 188
                        -----------------------------------------------
Investments in
securities, at value        $     112 038 879         $     14 857 786
Cash                                        -                  771 359
Receivables:
  Securities sold                     447 368                        -
  Fund shares sold                     17 004                    2 275
  Dividends and
  interest                            100 448                    7 303
  Due from advisor
  (Note 3)                                  -                        -
Prepaid expenses and
other assets                           50 624                   29 345
                        -----------------------------------------------
Total assets                      112 654 323               15 668 068
                        -----------------------------------------------
LIABILITIES
Cash overdraft                        224 626                        -
Payables:
  Securities purchased                      -                  149 401
  Fund shares redeemed                      -                   27 188
  Due to advisor
  (Note 3)                             77 979                   13 513
Accrued expenses                       65 058                   37 449
Deferred trustees'
compensation (Note 3)                   4 764                      888
                        -----------------------------------------------
Total liabilities                     372 427                  228 439
                        -----------------------------------------------
NET ASSETS                  $     112 281 896         $     15 439 629
                        -----------------------------------------------
NUMBER OF SHARES
ISSUED AND OUTSTANDING
(unlimited shares
authorized no par
value)                              7 324 599                3 031 801
                        -----------------------------------------------
NET ASSET VALUE PER
SHARE                       $           15.33         $           5.09
                        -----------------------------------------------
COMPONENTS OF NET
ASSETS
Paid-in capital             $     132 013 726         $     40 666 033
Accumulated net
investment income
(loss)                               (431 674)                (177 395)
Accumulated net
realized loss on
investments                       (14 368 025)             (18 093 629)
Net unrealized
appreciation
(depreciation) on:
  Investments                      (4 932 131)              (6 955 402)
  Foreign currency                          -                       22
                        -----------------------------------------------
Net assets                  $     112 281 896         $     15 439 629
                        -----------------------------------------------

See accompanying Notes to Financial Statements.

                                                                 ---------------

INVESTEC FUNDS                    STATEMENTS OF OPERATIONS

Statements of Operations

For the six months ended June 30, 2001 (Unaudited)

                                       Asia New    Asia Small       China &      internet.com-TM-   Mainland
                                       Economy         Cap         Hong Kong          Index           China
                                         Fund         Fund           Fund              Fund           Fund

-------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
Dividends+                            $  53 990    $  186 828    $  1 384 749      $         0      $121 349
Interest                                  1 666         5 158          16 825              564         4 747
                                      -----------------------------------------------------------------------
Total income                             55 656       191 986       1 401 574              564       126 096
                                      -----------------------------------------------------------------------
EXPENSES
Advisory fees (Note 3)                   26 656        87 279         542 670           49 903        43 779
Fund accounting fees                     28 657        29 566          28 430           21 949        26 531
Transfer agent fees                      25 185        45 565         104 415           30 240        22 830
Custody fees                              6 814        14 539          57 265           14 117        11 552
Administration fees (Note 3)              9 863        21 820         135 668            9 863        10 945
Audit fees                               11 522         9 232          14 378            6 423         8 472
Registration expense                      8 580        14 033           9 943            7 556         9 012
Reports to shareholders                   2 928        14 802          33 112            8 214         6 639
Legal fees                                1 389         6 012          25 255            9 146         2 678
Trustee fees                              2 302         5 638          12 542            5 617         4 577
Insurance expense                           242           869           4 912              850           353
Interest expense                          2 347        10 776           9 802            1 999            84
Miscellaneous                             2 291         2 696           3 369            2 147         3 792
                                      -----------------------------------------------------------------------
Total expenses                          128 776       262 827         981 761          168 024       151 244
Less: fees waived and expenses
absorbed (Note 3)                       (75 997)      (90 015)              -          (92 931)      (64 547)
                                      -----------------------------------------------------------------------
Net expenses                             52 779       172 812         981 761           75 093        86 697
                                      -----------------------------------------------------------------------
Net investment income (loss)              2 877        19 174         419 813          (74 529)       39 399
                                      -----------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Net realized gain (loss) on
investments                             129 659      (742 092)     11 174 379       (7 413 838)      132 907
Net realized loss on foreign
currency                                 (2 166)       (7 943)         (1 901)               -           (62)
Net unrealized appreciation
(depreciation) on:
  Investments                          (496 245)    3 031 537     (24 312 810)       2 374 244       671 770
  Foreign currency                       (8 048)      (21 368)              1                -             1
                                      -----------------------------------------------------------------------
Net realized and unrealized gain
(loss) on investments                  (376 800)    2 260 134     (13 140 331)      (5 039 594)      804 616
                                      -----------------------------------------------------------------------
Net increase (decrease) in net
assets resulting from operations      $(373 923)   $2 279 308    $(12 720 518)     $(5 114 123)     $844 015
                                      -----------------------------------------------------------------------

                                      Wired-Registered Trademark-     Wireless
                                                 Index                  World
                                                 Fund                 Fund-TM-
INVESTMENT INCOME
INCOME
Dividends+                                   $    463 778           $     57 779
Interest                                            2 410                 12 560
                                      -------------------------------------------
Total income                                      466 188                 70 339
                                      -------------------------------------------
EXPENSES
Advisory fees (Note 3)                            574 841                 99 491
Fund accounting fees                               27 404                 22 655
Transfer agent fees                                99 839                 54 720
Custody fees                                       34 525                  9 819
Administration fees (Note 3)                       33 346                  9 858
Audit fees                                         11 539                  7 661
Registration expense                               18 528                 12 248
Reports to shareholders                            29 753                 14 618
Legal fees                                         31 647                  6 416
Trustee fees                                       12 908                  5 253
Insurance expense                                   6 744                  1 090
Interest expense                                   11 663                    466
Miscellaneous                                      14 087                  3 439
                                      -------------------------------------------
Total expenses                                    906 824                247 734
Less: fees waived and expenses
absorbed (Note 3)                                  (8 962)                     -
                                      -------------------------------------------
Net expenses                                      897 862                247 734
                                      -------------------------------------------
Net investment income (loss)                     (431 674)              (177 395)
                                      -------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Net realized gain (loss) on
investments                                   (11 054 933)           (10 767 824)
Net realized loss on foreign
currency                                                -                (14 111)
Net unrealized appreciation
(depreciation) on:
  Investments                                 (13 652 082)             2 422 833
  Foreign currency                                      -                 (3 325)
                                      -------------------------------------------
Net realized and unrealized gain
(loss) on investments                         (24 707 015)            (8 362 427)
                                      -------------------------------------------
Net increase (decrease) in net
assets resulting from operations             $(25 138 689)          $ (8 539 822)
                                      -------------------------------------------

                (+)  NET OF FOREIGN TAX WITHHELD OF $6,667 FOR THE ASIA NEW
                     ECONOMY FUND, $8,859 FOR THE ASIA SMALL CAP FUND, $30,726
                     FOR THE WIRED-REGISTERED TRADEMARK- INDEX FUND AND $4,625
                     FOR THE WIRELESS WORLD FUND-TM-.

See accompanying Notes to Financial Statements.

---------------

INVESTEC FUNDS                    STATEMENTS OF CHANGES IN NET ASSETS

Statements of Changes in Net Assets

                                Asia New                      Asia Small                       China &
                              Economy Fund                     Cap Fund                    Hong Kong Fund
                        Six Months                    Six Months                     Six Months
                          Ended        Year Ended       Ended        Year Ended         Ended        Year Ended
                         June 30,     December 31,     June 30,     December 31,      June 30,      December 31,
                          2001+           2000          2001+           2000            2001+           2000

-----------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE)
IN NET ASSETS FROM:
OPERATIONS
Net investment income
(loss)                 $     2 877    $   (86 291)   $    19 174    $     (6 132)   $    419 813    $    179 476
Net realized gain
(loss) on investments      129 659      1 286 143       (742 092)      1 096 697      11 174 379      18 808 879
Net realized loss on
foreign currency            (2 166)        (1 719)        (7 943)        (46 974)         (1 901)         (6 029)
Net unrealized
appreciation
(depreciation) on:
  Investments             (496 245)    (4 800 259)     3 031 537     (14 849 057)    (24 312 810)    (28 304 081)
  Foreign currecy           (8 048)        (1 746)       (21 368)         (2 099)              1               6
                       ------------------------------------------------------------------------------------------
NET INCREASE
(DECREASE) IN NET
ASSETS RESULTING FROM     (373 923)    (3 603 872)     2 279 308     (13 807 565)    (12 720 518)     (9 321 749)
                       ------------------------------------------------------------------------------------------
DISTRIBUTIONS TO
SHAREHOLDERS
From net investment
income                           -        (22 013)             -               -               -      (4 859 018)
From net realized
gains                            -              -              -               -               -               -
                       ------------------------------------------------------------------------------------------
DECREASE IN NET
ASSETS FROM
DISTRIBUTIONS                    -        (22 013)             -               -               -      (4 859 018)
                       ------------------------------------------------------------------------------------------
CAPITAL SHARE
TRANSACTIONS
Proceeds from shares
sold                     3 819 033      6 572 511     24 260 740       8 105 151      46 585 935      39 792 869
Net asset value of
shares issued on
reinvestment of
distributions                    -         19 619              -               -               -       4 519 406
Cost of shares
redeemed                (3 762 063)    (8 313 444)   (24 651 724)    (17 774 633)    (52 671 855)    (75 001 062)
                       ------------------------------------------------------------------------------------------
NET INCREASE
(DECREASE) FROM
CAPITAL SHARE
TRANSACTIONS                56 970     (1 721 314)      (390 984)     (9 669 482)     (6 085 920)    (30 688 787)
                       ------------------------------------------------------------------------------------------
Total increase
(decrease) in net
assets                    (316 953)    (5 347 199)     1 888 324     (23 477 047)    (18 806 438)    (44 869 554)
NET ASSETS
Beginning of period      5 439 145     10 786 344     14 196 874      37 673 921     118 502 054     163 371 608
                       ------------------------------------------------------------------------------------------
End of period          $ 5 122 192    $ 5 439 145    $16 085 198    $ 14 196 874    $ 99 695 616    $118 502 054
                       ------------------------------------------------------------------------------------------
Accumulated net
investment income
(loss)                 $     2 877    $        --    $    19 174    $         --    $    419 813    $         --
                       ------------------------------------------------------------------------------------------
CAPITAL SHARE
ACTIVITY
Shares sold                566 927        702 009      4 152 271       1 049 562       3 215 569       2 349 944
Shares issued on
reinvestment of
distributions                    -          2 811              -               -               -         286 946
Shares redeemed           (536 689)      (870 638)    (4 155 028)     (2 259 536)     (3 567 638)     (4 367 985)
                       ------------------------------------------------------------------------------------------
NET INCREASE
(DECREASE) IN SHARES
OUTSTANDING                 30 238       (165 818)        (2 757)     (1 209 974)       (352 069)     (1 731 095)
                       ------------------------------------------------------------------------------------------

                             internet.com-TM-
                                Index Fund
                        Six Months
                          Ended        Year Ended
                         June 30,     December 31,
                          2001+           2000
INCREASE (DECREASE)
IN NET ASSETS FROM:
OPERATIONS
Net investment income
(loss)                 $   (74 529)   $   (538 792)
Net realized gain
(loss) on investments   (7 413 838)     (6 936 266)
Net realized loss on
foreign currency                 -               -
Net unrealized
appreciation
(depreciation) on:
  Investments            2 374 244     (19 925 144)
  Foreign currecy                -               -
                       ----------------------------
NET INCREASE
(DECREASE) IN NET
ASSETS RESULTING FROM   (5 114 123)    (27 400 202)
                       ----------------------------
DISTRIBUTIONS TO
SHAREHOLDERS
From net investment
income                           -               -
From net realized
gains                            -        (500 342)
                       ----------------------------
DECREASE IN NET
ASSETS FROM
DISTRIBUTIONS                    -        (500 342)
                       ----------------------------
CAPITAL SHARE
TRANSACTIONS
Proceeds from shares
sold                     1 188 479      28 973 891
Net asset value of
shares issued on
reinvestment of
distributions                    -         469 158
Cost of shares
redeemed                (2 082 996)    (29 373 412)
                       ----------------------------
NET INCREASE
(DECREASE) FROM
CAPITAL SHARE
TRANSACTIONS              (894 517)         69 637
                       ----------------------------
Total increase
(decrease) in net
assets                  (6 008 640)    (27 830 907)
NET ASSETS
Beginning of period     15 084 839      42 915 746
                       ----------------------------
End of period          $ 9 076 199    $ 15 084 839
                       ----------------------------
Accumulated net
investment income
(loss)                 $   (74 529)   $         --
                       ----------------------------
CAPITAL SHARE
ACTIVITY
Shares sold                164 991       1 277 800
Shares issued on
reinvestment of
distributions                    -          51 443
Shares redeemed           (314 744)     (1 564 428)
                       ----------------------------
NET INCREASE
(DECREASE) IN SHARES
OUTSTANDING               (149 753)       (235 185)
                       ----------------------------

        +  UNAUDITED.

See accompanying Notes to Financial Statements.

                                                                 ---------------

INVESTEC FUNDS                    STATEMENTS OF CHANGES IN NET ASSETS

Statements of Changes in Net Assets

                                             Mainland China Fund       Wired-Registered Trademark- Index Fund
                                          Six Months                       Six Months
                                            Ended        Year Ended          Ended              Year Ended
                                           June 30,     December 31,        June 30,           December 31,
                                            2001+           2000             2001+                 2000

--------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income (loss)             $    39 399    $   (48 286)     $   (431 674)        $ (1 540 920)
Net realized gain (loss) on investments      132 907       (742 536)      (11 054 933)          (1 698 667)
Net realized loss on foreign currency            (62)          (134)                -                    -
Net unrealized appreciation
(depreciation) on:
  Investments                                671 770     (1 825 091)      (13 652 082)         (30 502 925)
  Foreign currency                                 1              1                 -                    -
                                         ---------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS                    844 015     (2 616 046)      (25 138 689)         (33 742 512)
                                         ---------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
From net investment income                         -         (1 738)                -                    -
From net realized gains                            -              -                 -          (12 346 253)
                                         ---------------------------------------------------------------------
DECREASE IN NET ASSETS FROM
DISTRIBUTIONS                                      -         (1 738)                -          (12 346 253)
                                         ---------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold                  1 140 881      3 549 423        10 749 596           84 550 619
Net asset value of shares issued on
reinvestment of distributions                      -          1 604                 -           10 990 874
Cost of shares redeemed                   (1 840 731)    (5 109 152)      (26 363 996)         (60 431 880)
                                         ---------------------------------------------------------------------
NET INCREASE (DECREASE) FROM CAPITAL
SHARE TRANSACTIONS                          (699 850)    (1 558 125)      (15 614 400)          35 109 613
                                         ---------------------------------------------------------------------
Total increase (decrease) in net assets      144 165     (4 175 909)      (40 753 089)         (10 979 152)
NET ASSETS
Beginning of period                        8 675 742     12 851 651       153 034 985          164 014 137
                                         ---------------------------------------------------------------------
End of period                            $ 8 819 907    $ 8 675 742      $112 281 896         $153 034 985
                                         ---------------------------------------------------------------------
Accumulated net investment income
(loss)                                   $    39 399    $        --      $   (431 674)        $         --
                                         ---------------------------------------------------------------------
CAPITAL SHARE ACTIVITY
Shares sold                                  123 933        313 179           620 006            3 518 278
Shares reinvested from distributions               -            179                 -              474 948
Shares redeemed                             (199 091)      (467 365)       (1 622 997)          (2 637 562)
                                         ---------------------------------------------------------------------
NET INCREASE (DECREASE) IN SHARES
OUTSTANDING                                  (75 158)      (154 007)       (1 002 991)           1 355 664
                                         ---------------------------------------------------------------------

                                              Wireless World Fund-TM-
                                          Six Months     February 28, 2000*
                                             Ended            through
                                           June 30,         December 31,
                                             2001+              2000
------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income (loss)             $   (177 395)     $   (277 782)
Net realized gain (loss) on investments   (10 767 824)       (7 246 292)
Net realized loss on foreign currency         (14 111)          (65 402)
Net unrealized appreciation
(depreciation) on:
  Investments                               2 422 833        (9 378 235)
  Foreign currency                             (3 325)            3 347
                                         ----------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS                  (8 539 822)      (16 964 364)
                                         ----------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
From net investment income                          -                 -
From net realized gains                             -                 -
                                         ----------------------------------
DECREASE IN NET ASSETS FROM
DISTRIBUTIONS                                       -                 -
                                         ----------------------------------
CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold                   1 570 127        60 483 404
Net asset value of shares issued on
reinvestment of distributions                       -                 -
Cost of shares redeemed                    (3 420 730)      (17 688 986)
                                         ----------------------------------
NET INCREASE (DECREASE) FROM CAPITAL
SHARE TRANSACTIONS                         (1 850 603)       42 794 418
                                         ----------------------------------
Total increase (decrease) in net assets   (10 390 425)       25 830 054
NET ASSETS
Beginning of period                        25 830 054                 -
                                         ----------------------------------
End of period                            $ 15 439 629      $ 25 830 054
                                         ----------------------------------
Accumulated net investment income
(loss)                                   $   (177 395)     $         --
                                         ----------------------------------
CAPITAL SHARE ACTIVITY
Shares sold                                   245 604         5 031 519
Shares reinvested from distributions                -                 -
Shares redeemed                              (554 212)       (1 691 110)
                                         ----------------------------------
NET INCREASE (DECREASE) IN SHARES
OUTSTANDING                                  (308 608)        3 340 409
                                         ----------------------------------

        +  UNAUDITED.
        *  COMMENCEMENT OF OPERATIONS.

See accompanying Notes to Financial Statements.

---------------

INVESTEC FUNDS                    ASIA NEW ECONOMY FUND

Financial Highlights

For a capital share outstanding throughout the period

                                                                  Year Ended December 31,
                                                        --------------------------------------------     April 29, 1996*
                                    Six Months Ended                                                         through
                                     June 30, 2001#       2000        1999        1998        1997      December 31, 1996

--------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of
period                               $      6.98         $11.41      $ 7.08      $ 8.08      $12.98           $12.50
                                    --------------------------------------------------------------------------------------
INCOME FROM INVESTMENT
OPERATIONS:
Net investment income (loss)                0.00+         (0.10)       0.02        0.05        0.02                -
Net realized and unrealized gain
(loss) on investments                      (0.65)         (4.30)       4.31       (1.01)      (4.91)            0.48
                                    --------------------------------------------------------------------------------------
Total from investment operations           (0.65)         (4.40)       4.33       (0.96)      (4.89)            0.48
                                    --------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
From net investment income                     -          (0.03)          -       (0.04)      (0.01)               -
                                    --------------------------------------------------------------------------------------
Net asset value, end of period       $      6.33         $ 6.98      $11.41      $ 7.08      $ 8.08           $12.98
                                    --------------------------------------------------------------------------------------

Total return                               (9.31)%++     (38.58)%     61.16%     (11.78)%    (37.68)%           3.84%++

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
(millions)                           $       5.1         $  5.4      $ 10.8      $  7.8      $  6.9           $  3.7

RATIO OF EXPENSES TO AVERAGE NET
ASSETS:
Before fees waived and expenses
absorbed                                    4.83%(+)       3.50%       2.99%       3.85%       4.41%            9.14%(+)
After fees waived and expenses
absorbed                                    1.98%(+)       1.98%       1.98%       1.98%       1.98%            1.98%(+)

RATIO OF NET INVESTMENT INCOME
(LOSS) TO AVERAGE NET ASSETS:
Before fees waived and expenses
absorbed                                   (2.74)%(+)     (2.53)%     (0.89)%     (1.03)%     (2.16)%          (7.10)%(+)
After fees waived and expenses
absorbed                                    0.11%(+)      (1.01)%      0.12%       0.91%       0.28%            0.06%(+)

Portfolio turnover rate                    34.38%++       67.31%      82.34%      77.62%      34.69%           10.97%++

                  #  UNAUDITED.
                  *  COMMENCEMENT OF OPERATIONS.
                  +  AMOUNT REPRESENTS LESS THAN $0.01 PER SHARE.
                (+)  ANNUALIZED.
                 ++  NOT ANNUALIZED.

See accompanying Notes to Financial Statements.

                                                                 ---------------

INVESTEC FUNDS                    ASIA SMALL CAP FUND

Financial Highlights

For a capital share outstanding throughout the period

                                                                  Year Ended December 31,
                                                        --------------------------------------------     April 29, 1996*
                                    Six Months Ended                                                         through
                                     June 30, 2001#       2000        1999        1998        1997      December 31, 1996

--------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of
period                               $      5.16         $ 9.51      $ 6.73      $ 9.73      $14.10           $12.50
                                    --------------------------------------------------------------------------------------
INCOME FROM INVESTMENT
OPERATIONS:
Net investment income (loss)                0.01          (0.00)+      0.05        0.06        0.07             0.02
Net realized and unrealized gain
(loss) on investments                       0.69          (4.35)       2.81       (3.06)      (4.38)            1.61
                                    --------------------------------------------------------------------------------------
Total from investment operations            0.70          (4.35)       2.86       (3.00)      (4.31)            1.63
                                    --------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
From net investment income                     -              -       (0.08)          -           -            (0.02)
From net realized gains                        -              -           -           -       (0.01)           (0.01)
Return of capital                              -              -           -           -       (0.05)               -
                                    --------------------------------------------------------------------------------------
Total distributions                            -              -       (0.08)          -       (0.06)           (0.03)
                                    --------------------------------------------------------------------------------------
Net asset value, end of period       $      5.86         $ 5.16      $ 9.51      $ 6.73      $ 9.73           $14.10
                                    --------------------------------------------------------------------------------------

Total return                               13.57%++      (45.74)%     42.43%     (30.83)%    (30.77)%          13.08%++

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
(millions)                           $      16.1         $ 14.2      $ 37.7      $ 49.4      $108.5           $ 50.9

RATIO OF EXPENSES TO AVERAGE NET
ASSETS:
Before fees waived and expenses
absorbed                                    3.01%(+)       2.67%       2.39%       2.31%       1.76%            3.09%(+)
After fees waived and expenses
absorbed                                    1.98%(+)       1.98%       1.98%       1.98%       1.80%            1.98%(+)

RATIO OF NET INVESTMENT INCOME
(LOSS) TO AVERAGE NET ASSETS:
Before fees waived and expenses
absorbed                                   (0.81)%(+)     (0.71)%      0.07%       0.52%       0.53%           (0.76)%(+)
After fees waived and expenses
absorbed                                    0.22%(+)      (0.02)%      0.48%       0.85%       0.49%            0.36%(+)

Portfolio turnover rate                    20.13%++       61.77%      67.24%      48.95%      52.33%           21.91%++

                  #  UNAUDITED.
                  *  COMMENCEMENT OF OPERATIONS.
                  +  AMOUNT REPRESENTS LESS THAN $0.01 PER SHARE.
                (+)  ANNUALIZED.
                 ++  NOT ANNUALIZED.

See accompanying Notes to Financial Statements.

---------------

INVESTEC FUNDS                    CHINA & HONG KONG FUND

Financial Highlights

For a capital share outstanding throughout the period

                                                                                  Year Ended December 31,
                                              Six Months Ended    --------------------------------------------------------
                                               June 30, 2001#       2000        1999        1998        1997        1996

--------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period           $     15.75         $17.65      $10.77      $12.91      $17.71     $13.64
                                              ----------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                 0.06           0.05        0.23        0.15        0.20       0.19
Net realized and unrealized gain (loss) on
investments                                          (1.91)         (1.28)       6.91       (2.14)      (3.71)      4.43
                                              ----------------------------------------------------------------------------
Total from investment operations                     (1.85)         (1.23)       7.14       (1.99)      (3.51)      4.62
                                              ----------------------------------------------------------------------------
LESS DISTRIBUTIONS:
From net investment income                               -          (0.67)      (0.26)      (0.15)      (0.20)     (0.19)
From net realized gains                                  -              -           -           -       (1.09)     (0.36)
                                              ----------------------------------------------------------------------------
Total distributions                                      -          (0.67)      (0.26)      (0.15)      (1.29)     (0.55)
                                              ----------------------------------------------------------------------------
Net asset value, end of period                 $     13.90         $15.75      $17.65      $10.77      $12.91     $17.71
                                              ----------------------------------------------------------------------------

Total return                                        (11.75)%++      (6.97)%     66.27%     (15.27)%    (20.34)%    34.38%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (millions)           $      99.7         $118.5      $163.4      $146.8      $241.8     $311.5

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Before expenses recouped                              1.81%(+)       1.76%       1.86%       1.89%       1.70%      1.78%
After expenses recouped                               1.81%(+)       1.76%       1.86%       1.89%       1.70%      1.96%

RATIO OF NET INVESTMENT INCOME TO AVERAGE
NET ASSETS:
Before expenses recouped                              0.77%(+)       0.13%       1.45%       1.60%       1.18%      1.57%
After expenses recouped                               0.77%(+)       0.13%       1.45%       1.60%       1.18%      1.39%

Portfolio turnover rate                              18.95%++       38.83%      29.49%      86.59%      53.62%     30.40%

                  #  UNAUDITED.
                (+)  ANNUALIZED.
                 ++  NOT ANNUALIZED.

See accompanying Notes to Financial Statements.

                                                                 ---------------

INVESTEC FUNDS                    INTERNET.COM-TM- INDEX FUND

Financial Highlights

For a capital share outstanding throughout the period

                                                                                             July 30, 1999*
                                                 Six Months Ended        Year Ended             through
                                                  June 30, 2001#     December 31, 2000     December 31, 1999

-------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period              $      9.14              $22.76                $12.50
                                                 ------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss                                     (0.05)              (0.33)                (0.04)
Net realized and unrealized gain (loss) on
investments                                             (3.04)             (12.98)                10.30
                                                 ------------------------------------------------------------
Total from investment operations                        (3.09)             (13.31)                10.26
                                                 ------------------------------------------------------------
LESS DISTRIBUTIONS:
From net realized gains                                     -               (0.31)                    -
                                                 ------------------------------------------------------------
Net asset value, end of period                    $      6.05              $ 9.14                $22.76
                                                 ------------------------------------------------------------

Total return                                           (33.81)%++          (58.48)%               82.08%++

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (millions)              $       9.1              $ 15.1                $ 42.9

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Before fees waived and expenses absorbed                 3.03%(+)            1.54%                 2.38%(+)
After fees waived and expenses absorbed                  1.35%(+)            1.35%                 1.34%(+)

RATIO OF NET INVESTMENT LOSS TO AVERAGE NET
ASSETS:
NET ASSETS:
Before fees waived and expenses absorbed                (3.02)%(+)          (1.52)%               (2.23)%(+)
After fees waived and expenses absorbed                 (1.34)%(+)          (1.33)%               (1.19)%(+)

Portfolio turnover rate                                 76.45%++            76.17%                13.30%++

                  #  UNAUDITED.
                  *  COMMENCEMENT OF OPERATIONS.
                (+)  ANNUALIZED.
                 ++  NOT ANNUALIZED.

See accompanying Notes to Financial Statements.

---------------

INVESTEC FUNDS                    MAINLAND CHINA FUND

Financial Highlights

For a capital share outstanding throughout the period

                                                                    Year Ended December 31,
                                                                --------------------------------    November 3, 1997*
                                            Six Months Ended                                             through
                                             June 30, 2001#       2000        1999        1998      December 31, 1997

----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period         $      8.98         $11.47      $ 8.74      $11.79           $12.50
                                            --------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                        0.04          (0.05)       0.09        0.11             0.02
Net realized and unrealized gain (loss)
on investments                                      0.88          (2.44)       2.72       (3.05)           (0.71)
                                            --------------------------------------------------------------------------
Total from investment operations                    0.92          (2.49)       2.81       (2.94)           (0.69)
                                            --------------------------------------------------------------------------
LESS DISTRIBUTIONS:
From net investment income                             -          (0.00)+     (0.08)      (0.11)           (0.02)
                                            --------------------------------------------------------------------------
Net asset value, end of period               $      9.90         $ 8.98      $11.47      $ 8.74           $11.79
                                            --------------------------------------------------------------------------

Total return                                       10.24%++      (21.69)%     32.20%     (24.96)%          (5.50)%++

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (millions)         $       8.8         $  8.7      $ 12.9      $ 10.4           $ 16.4

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Before fees waived and expenses absorbed            3.45%(+)       2.98%       3.33%       3.13%            2.69%(+)
After fees waived and expenses absorbed             1.98%(+)       1.98%       1.98%       1.98%            1.98%(+)

RATIO OF NET INVESTMENT (LOSS) TO
AVERAGE NET ASSETS:
Before fees waived and expenses absorbed           (0.57)%(+)     (1.42)%     (0.53)%     (0.05)%           1.17%(+)
After fees waived and expenses absorbed             0.90%(+)      (0.42)%      0.82%       1.10%            1.88%(+)

Portfolio turnover rate                            47.42%++       93.01%      99.39%      82.00%               - ++

                  #  UNAUDITED.
                  *  COMMENCEMENT OF OPERATIONS.
                  +  AMOUNT REPRESENT LESS THAN $0.01 PER SHARE.
                (+)  ANNUALIZED.
                 ++  NOT ANNUALIZED.

See accompanying Notes to Financial Statements.

                                                                 ---------------

INVESTEC FUNDS                    WIRED-Registered Trademark- INDEX FUND

Financial Highlights

For a capital share outstanding throughout the period

                                                                            Year Ended
                                                                           December 31,
                                                                       --------------------    December 15, 1998*
                                                   Six Months Ended                                  through
                                                    June 30, 2001#       2000        1999       December 31, 1998

------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                $     18.38         $23.52      $13.95           $12.50
                                                   ---------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                              (0.06)         (0.19)      (0.12)            0.00+
Net realized and unrealized gain (loss) on
investments                                               (2.99)         (3.45)       9.69             1.45
                                                   ---------------------------------------------------------------
Total from investment operations                          (3.05)         (3.64)       9.57             1.45
                                                   ---------------------------------------------------------------
LESS DISTRIBUTIONS:
From net investment income                                    -              -        0.00+               -
From net realized gains                                       -          (1.50)          -                -
                                                   ---------------------------------------------------------------
Total distributions                                           -          (1.50)       0.00+               -
                                                   ---------------------------------------------------------------
Net asset value, end of period                      $     15.33         $18.38      $23.52           $13.95
                                                   ---------------------------------------------------------------

Total return                                             (16.59)%++     (16.78)%     68.68%           11.60%++

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (millions)                $     112.3         $153.0      $164.0           $  9.4

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Before fees waived and expenses absorbed or
recouped                                                   1.36%(+)       1.23%       1.38%            1.97%(+)
After fees waived and expenses absorbed or
recouped                                                   1.35%(+)       1.24%       1.35%            1.35%(+)

RATIO OF NET INVESTMENT INCOME (LOSS) TO
AVERAGE NET ASSETS:
Before fees waived and expenses absorbed or
recouped                                                  (0.66)%(+)     (0.79)%     (0.92)%           0.02%(+)
After fees waived and expenses absorbed or
recouped                                                  (0.65)%(+)     (0.80)%     (0.89)%           0.60%(+)

Portfolio turnover rate                                   40.60%++       27.41%      39.82%            0.11%++

                  #  UNAUDITED.
                  *  COMMENCEMENT OF OPERATIONS.
                  +  AMOUNT REPRESENT LESS THAN $0.01 PER SHARE.
                (+)  ANNUALIZED.
                 ++  NOT ANNUALIZED.

See accompanying Notes to Financial Statements.

---------------

INVESTEC FUNDS                    WIRELESS WORLD FUND-TM-

Financial Highlights

For a capital share outstanding throughout the period

                                                                                    February 28, 2000*
                                                                Six Months Ended         through
                                                                 June 30, 2001#     December 31, 2000

------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                             $      7.73              $12.50
                                                                --------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss                                                    (0.06)              (0.08)
Net realized and unrealized loss on investments                        (2.58)              (4.69)
                                                                --------------------------------------
Total from investment operations                                       (2.64)              (4.77)
                                                                --------------------------------------
Net asset value, end of period                                   $      5.09              $ 7.73
                                                                --------------------------------------

Total return                                                          (34.15)%++          (38.16)%++

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (millions)                             $      15.4              $ 25.8

RATIO OF EXPENSES TO AVERAGE NET ASSETS:                                2.49%(+)            1.68%(+)

RATIO OF NET INVESTMENT LOSS TO AVERAGE NET ASSETS:                    (1.78)%(+)          (0.97)%(+)

Portfolio turnover rate                                                49.27%++            79.22%++

                  #  UNAUDITED.
                  *  COMMENCEMENT OF OPERATIONS.
                (+)  ANNUALIZED.
                 ++  NOT ANNUALIZED.

See accompanying Notes to Financial Statements.

                                                                 ---------------

INVESTEC FUNDS                    NOTES TO FINANCIAL STATEMENTS

Notes to Financial Statements (Unaudited)

Note 1

Organization

Investec Funds (the "Trust"), formerly the Guinness Flight Investment Funds Inc. (a Maryland Corporation incorporated on January 7, 1994), was organized on
April 28, 1997 as a Delaware business Trust and registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. Currently, the Trust offers seven separate series: Investec Asia New Economy Fund (the "Asia New Economy Fund"), formerly Guinness Flight Asia Blue Chip Fund, whose objective is long-term capital appreciation, Investec Asia Small Cap Fund (the "Asia Small Cap Fund"), formerly Guinness Flight Asia Small Cap Fund, whose objective is long-term capital appreciation, Investec China & Hong Kong Fund (the "China & Hong Kong Fund"), formerly Guinness Flight China & Hong Kong Fund, whose objective is long-term capital appreciation, Investec internet.com-TM- Index Fund (the "internet.com-TM- Index Fund"), formerly Guinness Flight internet.com-TM- Index Fund, whose objective is long-term capital appreciation, Investec Mainland China Fund (the "Mainland China Fund"), formerly Guinness Flight Mainland China Fund, whose objective is long-term capital appreciation, Investec Wired-Registered Trademark- Index Fund (the "Wired-Registered Trademark- Index Fund"), formerly Guinness Flight Wired-Registered Trademark- Index Fund, whose objective is long-term capital appreciation and Investec Wireless World Fund-TM- (the "Wireless World Fund-TM-"), formerly Guinness Flight Wireless World Fund-TM-, whose objective is long-term capital appreciation and (collectively, the "Funds"). The China & Hong Kong Fund began operations on June 30, 1994, the Asia New Economy and Asia Small Cap Funds began operations on April 29, 1996, the Mainland China Fund began operations on November 3, 1997, the Wired-Registered Trademark- Index Fund began operations on December 15, 1998, the internet.com-TM- Index Fund began operations on July 30, 1999 and the Wireless World Fund-TM- began operations on February 28, 2000.

Note 2

Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America.

A. SECURITY VALUATION. Investments in securities traded on a national securities exchange or Nasdaq are valued at the last reported sales price at the close of regular trading on each day that the exchanges are open for trading; securities traded on an exchange or Nasdaq for which there have been no sales and other over-the-counter securities are valued at the mean between the bid and asked prices, as determined by the Board of Trustees. Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by, or under procedures established by, the Board of Trustees. Due to the inherent uncertainty of valuation, those estimated values of not readily marketable securities may differ significantly from the values that would have been used had a ready market for the securities existed. The differences could be material. Short-term investments are stated at cost, which when combined with accrued interest, approximates market value. Realized gains and losses from securities transactions are calculated using the identified cost method.

Foreign securities are recorded in the financial statements after translation to U.S. dollars based on the applicable exchange rate at the end of the period. The Funds do not isolate that portion of the results of operations arising as a result of changes in the currency exchange rate from the fluctuations arising as a result of changes in the market prices of investments.

Foreign interest income is translated using the exchange rate in existence on the date the income is accrued. Exchange gains and losses related to the translation of interest income are included in interest income on the accompanying Statement of Operations.

B. FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. The Funds may utilize forward foreign currency exchange contracts ("forward contracts") to hedge against foreign exchange fluctuations on foreign denominated investments under which they are obligated to exchange currencies at specific future dates and at specified rates, subject to the risks of foreign

---------------

INVESTEC FUNDS                    NOTES TO FINANCIAL STATEMENTS
exchange fluctuations. All commitments are "marked-to-market" daily and any resulting unrealized gains or losses are included as unrealized appreciation (depreciation) on foreign currency denominated assets and liabilities. The Funds record realized gains or losses at the time the forward contract is settled. Counterparties to these contracts are major U.S. financial institutions. As of June 30, 2001, there were no open forward foreign currency exchange contracts held by the Funds.

C. SECURITY TRANSACTIONS, DIVIDEND INCOME AND DISTRIBUTIONS. Security transactions are accounted for on the trade date. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

D. FEDERAL INCOME TAXES. The Funds intend to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of their taxable income to their shareholders. Therefore, no federal income tax provision is required.

At June 30, 2001, the following Funds have capital loss carryforward's available to offset future realized capital gains:

                                                                      CAPITAL LOSSES EXPIRING IN:
                                                      ------------------------------------------------------------
FUNDS:                                                   2005            2006             2007            2008
Asia New Economy Fund                                           -    $   1 934 650               -               -
Asia Small Cap Fund                                   $16 969 800    $  62 854 581    $  7 599 516               -
China & Hong Kong Fund                                          -    $  45 713 403               -               -
internet.com-TM- Index Fund                                     -                -               -    $  4 391 451
Mainland China Fund                                             -    $   2 515 925    $  1 048 405    $    747 751
Wireless World Fund-TM-                                         -                -               -    $  6 852 975

E. CONCENTRATION OF RISK. The Asia New Economy Fund and Asia Small Cap Fund invest substantially all of their assets in the Asian continent. The China & Hong Kong Fund and Mainland China Fund invest substantially all of their assets in securities that are traded in China or Hong Kong or that are issued by companies that do a substantial part of their business in China. The Wired-Registered Trademark- Index Fund invests substantially all of its assets in securities of companies that comprise the Wired-Registered Trademark-Index. The Wireless World Fund-TM- invests substantially all of its assets in securities of companies with substantial business interest in, or that will benefit from, a shift toward wireless communication. The internet.com-TM-Index Fund invests substantially all of its assets in securities of companies that comprise the internet.com-TM- Index. The consequences of political, social or economic changes in the countries or business sectors in which the securities are offered or the issuers conduct their operations may affect the market prices of the Funds' investments and any income generated, as well as the Funds' ability to repatriate such amounts.

F. USE OF ESTIMATES. The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

Note 3

Commitments and other related party transactions

The Trust, on behalf of each Fund, entered into an Investment Advisory Agreement with Investec Asset Management U.S. Limited (the "Advisor"), formerly Investec Guinness Flight Global Asset Management Limited, which provided the Funds

                                                                 ---------------

INVESTEC FUNDS                    NOTES TO FINANCIAL STATEMENTS
with investment management services under an Investment Advisory Agreement. The Advisor furnishes all investment advice, office space, facilities and most of the personnel needed by the Funds. As compensation for its services, the Advisor was entitled to a monthly fee at the following annual rates based upon the average daily net assets of the Funds:

Asia New Economy Fund                            1.00%
Asia Small Cap Fund                              1.00%
China & Hong Kong Fund                           1.00%
internet.com-TM- Index Fund                      0.90%   on the first $100 million
                                                 0.75%   on the next $100 to $500 million and
                                                 0.60%   on assets over $500 million
Mainland China Fund                              1.00%
Wired-Registered Trademark- Index Fund           0.90%   on the first $100 million
                                                 0.75%   on the next $100 to $500 million and
                                                 0.60%   on assets over $500 million
Wireless World Fund-TM-                          1.00%

The Funds are responsible for their own operating expenses. The Advisor has contractually agreed to limit the Funds' total operating expenses, through June 30, 2002, by reducing all or a portion of their fees and reimbursing the Funds' for expenses so that its ratio of expenses to average daily net assets will not exceed the following levels:

Asia New Economy Fund                                            1.98%
Asia Small Cap Fund                                              1.98%
internet.com-TM- Index Fund                                      1.35%
Mainland China Fund                                              1.98%
Wired-Registered Trademark- Index Fund                           1.35%

For the six months ended June 30, 2001, the Advisor waived fees and absorbed expenses as follows:

Asia New Economy Fund                                           $ 75 997
Asia Small Cap Fund                                             $ 90 015
internet.com-TM- Index Fund                                     $ 92 931
Mainland China Fund                                             $ 64 547
Wired-Registered Trademark- Index Fund                          $  8 962

Expenses reimbursed by the Advisor through December 31, 1997 may be recouped from the Funds through December 31, 2002, and are subject to the Funds' ability to effect such reimbursement and remain in compliance with applicable expense limitations. In addition, the recoupment period of any expense reimbursements in each year subsequent to 1997 will be limited to five years from the year of the reimbursement, and are subject to the Funds' ability to effect such reimbursement and remain in compliance with applicable expense limitations.

At June 30, 2001, the Advisor may recapture a portion of the following amounts no later than the dates as stated below:

                                                                              DECEMBER 31,
                                                      ------------------------------------------------------------
FUNDS:                                                  2002         2003         2004         2005         2006
Asia New Economy Fund                                 $ 223 588    $ 140 722    $  89 137    $ 130 573    $ 75 997
Asia Small Cap Fund                                           -    $ 181 002    $ 152 568    $ 186 854    $ 90 015
internet.com-TM- Index Fund                                   -            -    $  69 971    $  75 715    $ 92 931
Mainland China Fund                                   $  11 487    $ 160 801    $ 154 800    $ 114 458    $ 64 547
Wired-Registered Trademark- Index Fund                        -            -            -            -    $  8 962

---------------

INVESTEC FUNDS                    NOTES TO FINANCIAL STATEMENTS

At June 30, 2001, the amount available for recoupment that has been paid and/or waived by the Advisor on the behalf of the Funds are as follows:

Asia New Economy Fund                                           $ 660 017
Asia Small Cap Fund                                             $ 610 439
internet.com-TM- Index Fund                                     $ 238 617
Mainland China Fund                                             $ 506 093
Wired-Registered Trademark- Index Fund                          $   8 962

Investment Company Administration, L.L.C. (the "Administrator") acts as the Funds' Administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Funds; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Funds' custodian, transfer agent and accountants; coordinates the preparation and payment of the Funds' expenses and reviews the Funds' expense accruals. For its services, the Administrator receives a monthly fee from each Fund at the following annual rates with a minimum fee of $120,000, excluding the China & Hong Kong Fund:

FUND                                                                  ASSET BASED FEE
China & Hong Kong Fund                               0.25% of average daily net assets subject to
                                                     $40 000 annual minimum.
Asia New Economy Fund, Asia Small Cap Fund and       0.25% of average daily net assets.
  Mainland China Fund
internet.com-TM- Index Fund, Wired-Registered        0.05% of average daily net assets.
  Trademark- Index Fund and Wireless World
  Fund-TM-

For the six months ended June 30, 2001 the following Funds incurred the following Administration fees:

Asia New Economy Fund                                           $   9 863
Asia Small Cap Fund                                             $  21 820
China & Hong Kong Fund                                          $ 135 688
internet.com-TM- Index Fund                                     $   9 863
Mainland China Fund                                             $  10 945
Wired-Registered Trademark- Index Fund                          $  33 346
Wireless World Fund-TM-                                         $   9 858

First Fund Distributors, Inc. (the "Distributor") acts as the Funds' principal underwriter in a continuous public offering of the Funds' shares. The Distributor is an affiliate of the Administrator.

On August 14, 1998, the Trust approved a Deferred Compensation Plan for Trustees (the "Plan"). Trustees can elect to receive payment in cash or defer payments provided for in the Plan. If a trustee elects to defer payment, the Plan provides for the creation of a deferred payment account (phantom share account). This account accumulates the deferred fees earned and the value of the account is adjusted at the end of each quarter to reflect the value, which would have been earned if the account had been invested in designated investments. The Fund recognizes as trustee expense amounts accrued as meetings are attended plus the change in the value of the phantom share account.

Certain officers of the Funds are also officers and/or Directors of the Advisor, Administrator and Distributor.

                                                                 ---------------

INVESTEC FUNDS                    NOTES TO FINANCIAL STATEMENTS

Note 4

Purchases and sales of securities

The cost of purchases and the proceeds from sales of securities, other than short-term investments, for the six months ended June 30, 2001 were as follows:

FUND                                                            PURCHASES             SALES
Asia New Economy Fund                                         $   1 773 357       $   2 612 225
Asia Small Cap Fund                                           $   3 352 279       $   4 297 425
China & Hong Kong Fund                                        $  20 208 823       $  32 290 357
internet.com-TM- Index Fund                                   $   8 641 759       $   9 795 003
Mainland China Fund                                           $   4 047 555       $   4 485 294
Wired-Registered Trademark- Index Fund                        $  53 921 561       $  71 608 482
Wireless World Fund-TM-                                       $   9 451 907       $  10 570 770

---------------

INVESTEC FUNDS                    INFORMATION

Information

BOARD OF TRUSTEES             CONTACT INVESTEC FUNDS
J. Brooks Reece, Jr.,         P.O. Box 8116
CHAIRMAN                      Boston, MA 02266-8116
Dr. Gunter Dufey              24-hour OneCall Center:
James I. Fordwood             800-915-6564
Timothy W.N. Guinness         Literature Requests:
Dr. Bret A. Herscher          800-915-6565
                              Shareholder Services:
                              800-915-6566
                              mail@investecmail.com
                              www.investecfunds.com

INVESTEC FUNDS

FUND                                CUSIP                       TICKER                     FUND#

Asia New Economy Fund            46129X 10 6                    IANEX                        990

Asia Small Cap Fund              46129X 20 5                    IASMX                        991

China & Hong Kong Fund           46129X 30 4                    ICHKX                        139

internet.com-TM- Index Fund      46129X 40 3                    IINTX                       1678

Mainland China Fund              46129X 50 2                    ICHNX                        992

Wired-Registered Trademark-
Index Fund                       46129X 60 1                    IWIRX                        212

Wireless World Fund-TM-          46129X 70 0                    IWWDX                       1634

                                                                 ---------------
                                                                              61

102 (08/01)